As filed with the Securities and Exchange Commission on December 17, 1999

                         Securities Act Registration No. 333-7305
                 Investment Company Act Registration No. 811-7685

          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549

                       FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                    Pre-Effective Amendment No. __                [ ]

                    Post-Effective Amendment No. 8                [X]

                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                    Amendment No. 9

                 FRONTEGRA FUNDS, INC.
  (Exact Name of Registrant as Specified in Charter)

       400 Skokie Blvd.
          Suite 500                                 60062
     Northbrook, Illinois                         (Zip Code)
(Address of Principal Executive Offices)

  Registrant's Telephone Number, including Area Code:
                    (847) 509-9860

                William D. Forsyth III
              400 Skokie Blvd., Suite 500
              Northbrook, Illinois  60062
        (Name and Address of Agent for Service)

                      Copies to:

                     Carol A. Gehl
                 Godfrey & Kahn, S.C.
                780 North Water Street
              Milwaukee, Wisconsin  53202

      It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

     [X]  on December 31, 1999 pursuant to paragraph (b) of Rule 485.

     [ ]  60  days after filing pursuant to paragraph (a)(1) of Rule 485.
     [ ]  on  (date) pursuant to paragraph (a)(1) of Rule 485.
     [ ]  75  days after filing pursuant to paragraph (a)(2) of Rule 485.

     [ ]  on  (date) pursuant to paragraph (a)(2) of Rule 485.

                      PROSPECTUS

                   December 31, 1999


                 FRONTEGRA FUNDS, INC.

           FRONTEGRA TOTAL RETURN BOND FUND


         c/o Firstar Mutual Fund Services, LLC
                     P. O. Box 701
            Milwaukee, Wisconsin 53201-0701

                    1-888-825-2100


     The FRONTEGRA TOTAL RETURN BOND FUND (the "Fund") is a series of FRONTEGRA FUNDS, INC., (the "Company").

     The  investment objective of the Fund  is  a  high
level of total return, consistent with the preservation
of   capital.    The  Fund  invests  primarily   in   a
diversified portfolio of fixed income securities of varying maturities.

     This Prospectus contains information you should consider before investing in the Fund. Please read it carefully and keep it for future reference.

     Neither the Securities and Exchange Commission nor
any   state  securities  commission  has  approved   or
disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


THE FRONTEGRA TOTAL RETURN BOND FUND AT A GLANCE                1

FEES AND EXPENSES OF THE FUND                                   2

INVESTMENT OBJECTIVE                                            3

INVESTMENT STRATEGY                                             3

IMPLEMENTATION OF INVESTMENT OBJECTIVE                          4

PRIOR PERFORMANCE OF REAMS                                      5

FINANCIAL HIGHLIGHTS                                            7

FUND MANAGEMENT                                                 8

YOUR ACCOUNT                                                    9

EXCHANGE PRIVILEGE                                             10

VALUATION OF FUND SHARES                                       10

TAX-SHELTERED RETIREMENT PLANS                                 11

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT        11

YEAR 2000 ISSUE                                                12


You should rely only on the information contained in this Prospectus and in the Statement of Additional
Information  ("SAI"), which is available upon  request.
The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

The Frontegra Total Return Bond Fund at a Glance

*    Investment Objective

     The Fund's goal, also referred to as its investment objective, is a high level of total return, consistent with the preservation of capital.

*    Principal Investment Strategy

     The Fund seeks to achieve its goal through investment in a diversified portfolio of fixed income securities of varying maturities. When making purchase decisions, the Fund's subadviser, Reams Asset
Management Company, LLC ("Reams"), looks for securities that it believes are undervalued in the fixed income market. In addition, Reams generally looks for securities that have an average life (referred to as "duration") of between three and seven years based on market conditions.


     Reams uses a two-step process in managing the Fund. First, Reams evaluates market attractiveness to establish a measure of the portfolio's duration. Next, Reams assembles the Fund's portfolio from the best available values based on analysis by the portfolio management team.


     Although the Fund will invest primarily in investment grade fixed income securities, the Fund may invest up to 25% of its net assets in non-investment grade fixed income securities (junk bonds).



*    Risk Factors

     The main risks of investing in the Fund are:

     - Market Risks: The Fund's investments are subject to market risk, so that the value of the Fund's investments may go up or down. If the value of the Fund's investments goes down, you may lose money. The share price of the Fund is expected to fluctuate. Your shares at redemption may be worth more or less than your initial investment. Market risks associated with fixed income investments include the possibility that bond prices in general will decline over short or even extended periods as interest rates rise.

     - Individual Bond Risks: The Fund's investments are also subject to the risks inherent in individual bond selections. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices.

     - Credit Risk: Individual issues of fixed income securities may also be subject to the credit risk of the issuer.

*    Who Should Invest

     The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.
The Fund may be an appropriate investment for you if you:

     - Seek long-term preservation of capital; and

     - Want to include a bond fund in your portfolio.

*    Performance Bar Chart and Tables

     The return information provided in the bar chart and tables below illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with a broad measure of market performance over the the past two calendar years. Please keep in mind that the Fund's past performance does not necessarily represent how it will perform in the future.

            Calendar Year Total Returns(1)

                    1997      1998
                    8.59%     8.43%

                      [bar chart]
         Best and Worst Quarterly Performance

       Best Quarter Return       Worst Quarter Return
            3.87%                      (0.88)%
       (3rd quarter, 1998)       (1st quarter, 1997)

             Average Annual Total Returns

    (For the calendar year ended December 31, 1998)

             Fund/Index      One Year         Since Inception (11/25/96)

            Total Return       8.43%          7.70%
              Bond Fund

           Lehman Brothers     8.69%          8.49%
           Aggregate Bond
              Index(2)

____________

     (1) The Fund's year-to-date return through September 30, 1999 was 0.07%.

     (2) The Lehman Brothers Aggregate Bond Index
includes fixed rate debt issues rated investment grade
or higher by Moody's Investors Service, Standard &
Poor's Corporation or Fitch Investors Service, in that
order.  All issues have at least one year        to
maturity and an outstanding par value of at least $100 million. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.


Fees and Expenses of the Fund

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


     Shareholder Fees (fees paid directly from your investment)       NONE(1)

     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)

     Management Fees                          0.40%
     Distribution (12b-1) Fees                NONE
     Other Expenses                           0.37%
     Total Annual Fund Operating Expenses     0.77%

     Fee Waiver/Expense Reimbursement(3)      0.345%
     Net Expenses                             0.425%

____________

     (1) The Fund will charge a service fee of $12 for redemptions effected via wire transfer, and $25 for checks that do not clear.
     (2) Stated as a percentage of the Fund's average daily net assets.
     (3) Pursuant to an expense cap agreement dated
February 26, 1999, as amended August 2 and December 31,
1999, between the Fund's adviser, Frontegra Asset
Management, Inc. ("Frontegra") and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.425% of the Fund's average daily net assets.
The expense cap agreement will terminate on December
31, 2000 unless extended by Frontegra and the Fund.
"Other expenses" are presented before any waivers or reimbursements.


Example


     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond the period of the current expense cap agreement, which will terminate on December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

     1 Year                 $ 43
     3 Years                $211
     5 Years                $394
    10 Years                $922


Investment Objective

     The Fund's investment objective is a high level of total return, consistent with the preservation of capital. This investment objective may not be changed without shareholder approval.

Investment Strategy


     The Fund will seek, under normal market
conditions, to achieve its investment objective by investing in a diversified portfolio of fixed income securities of varying maturities. The Fund will invest at least 65% of its net assets in bonds. The Fund considers a bond to be any debt instrument. These instruments include: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Although the Fund primarily will invest in investment grade fixed income securities, the Fund may invest up to 25% of its assets in fixed income securities that are rated below investment grade. The portfolio duration of the Fund will normally fall between three and seven years based on market conditions. Duration is a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes.
For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates.



     As the Fund's subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market. Reams employs a two-step process in managing the Fund. The first step is to establish the portfolio's duration, or interest rate sensitivity.
Reams determines whether the bond market is under- or over-priced by comparing current real interest rates
(the nominal rate on the ten year bond less Reams' estimate of inflation) to historical real interest rates. If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage portfolios with duration greater than the market duration. If the current real rate is less than historical norms, the market is considered overvalued and Reams will run defensive portfolios.
Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund. The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments. The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The team compares these investment opportunities and assembles the Fund's portfolio from the best available values. Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase. Reams' strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

Implementation of Investment Objective

     In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques. Some of these securities and investment techniques involve special risks, which are described below and elsewhere in this Prospectus.

Fixed Income Securities

     The Fund may invest in a wide variety of fixed income securities. Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates. As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund's income to decline.

     Commercial paper generally is considered the shortest form of fixed income security. Notes whose original maturities are two years or less are considered short-term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

     Principal Risks. In general, the longer the maturity of a fixed income security, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer investors higher interest rates than do issuers with better credit ratings.

Non-Investment Grade Debt Securities (Junk Bonds)


     The Fund may invest up to 25% of its net assets in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although it is not precluded from doing so, the Fund generally does not invest in junk bonds rated below "BB" by Standard & Poor's.


     Principal Risks. Junk bond securities tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.
To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

Mortgage- and Other Asset-Backed Securities

     The Fund may invest in mortgage- and other asset-backed securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

     Asset-backed securities have structural
characteristics similar to mortgage-backed securities.
However, the underlying assets are not mortgage loans.
Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

     Principal Risks. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. For example, interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. If the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Portfolio Turnover

     A change in the investments held by the Fund is known as "portfolio turnover." Under normal market conditions, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 225% and is expected to be between 150% and 225%. A portfolio turnover rate of 100% would occur, for example, if all of the securities held by the Fund were replaced within one year. In the event the Fund has a portfolio turnover rate of 100% or more in any year, it would result in the payment by the Fund of increased brokerage costs, which would reduce the Fund's returns.
High portfolio turnover could also result in the payment by shareholders of increased taxes on realized investment gains. The Fund's portfolio turnover rate is included under "Financial Highlights."

Prior Performance of Reams


     As noted above, Reams is the Fund's subadviser.
The following table shows the historical composite performance data for all of Reams' advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the Reams Fixed Income Composite (the "Composite"), for the periods indicated. Since its inception on June 1, 1981, the Composite has shown an annual return of approximately 14.15%. The Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended (the "Code") and the Investment
Company Act of 1940, as amended (the "1940 Act"), respectively. Consequently, the performance results for the Composite could have been adversely affected if the accounts included in the Composite had been regulated under the federal security and tax laws. The
Composite's expenses are lower than the Fund's expenses. If the Fund's expenses had been deducted from the Composite's returns, the returns would be lower than those shown. The data is provided to illustrate the past performance of Reams in managing a substantially similar portfolio as measured against the Lehman Brothers Aggregate Bond Index and does not represent the performance of the Fund. You should not consider this performance data as an indication of the future performance of the Fund or Reams.


     Reams' performance information has been calculated in accordance with recommended standards of the Association for Investment Management and Research
("AIMR"), retroactively applied to all time periods.
All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the accounts included in the Composite, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return. No leveraged positions were used. The monthly returns are geometrically linked to derive an annual total return.

     The investment results of the Composite presented below are Level 1 AIMR compliant, but are not intended to predict or suggest the future returns of the Fund.
You should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

          Reams Asset Management Company, LLC
   Reams Fixed Income Composite Performance History: 6/1/81 - 9/30/99(1)



                     Reams Fixed Income
                        Composite            Lehman Brothers
     Period            Total Return         Aggregate Bond Index (2)
9/30/98-9/30/99          2.23%                     (0.37)%
9/30/94-9/30/99          8.53%                       7.84%
9/30/89-9/30/99          8.69%                       8.10%
6/1/81(3)-9/30/99       14.15%                      10.82%


____________

(1) For the Fund's performance, see the return information under "The Frontegra Total Return Bond
      Fund at a Glance."

(2) The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors
      Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.
(3)   The Composite commenced operations on June 1, 1981.


 Average Annualized Return in Percent:  6/1/81 - 9/30/99

          Reams Fixed Income Composite Performance    14.15%
          Lehman Brothers Aggregate Bond Index        10.82%

Financial Highlights


     The financial highlights table is intended to help you understand the Fund's financial performance for the periods from November 25, 1996 (commencement of operations) to June 30, 1999. Certain information reflects financial results for a single Fund share.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.




                                        Eight Months                       November 25, 1996(1)
                                           Ended          Year Ended              to
                                      June 30, 19992(2)  October 31, 1998  October 31, 1997
Net asset value, beginning of period       $31.38           $30.85               $30.00

Income (loss) from investment operations:
Net investment income                        1.29             1.75                 1.37
Net realized and unrealized gains (losses)
  on investments                            (1.18)            0.59                 0.70
Total income from investment operations      0.11             2.34                 2.07

Less distributions paid:
From net investment income                  (1.44)           (1.75)               (1.22)
From net realized gains on investments      (0.71)           (0.06)                   -
Total distributions paid                    (2.15)           (1.81)               (1.22)

Net asset value, end of period             $29.34           $31.38               $30.85
                                           =======          =======              =======
Total return(3)                              0.32%            7.79%                7.13%

Supplemental data and ratios:
Net assets, end of period (in thousands)  $48,413          $48,457              $39,096
Ratio of expenses to average net
  assets(4)(5)                               0.50%            0.50%                0.50%
Ratio of net investment income to
  average net assets (4)(5)                  6.37%            5.79%                6.02%
Portfolio turnover rate(3)                     83%             131%                 202%

____________

(1)    Commencement of operations.


(2) Effective June 30, 1999, the Company's fiscal year-end was changed from October 31 to June 30.
(3)    Not annualized for periods less than a full year.
(4) Net of waivers and reimbursements by Frontegra. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.82%, 0.78% and 1.27%, and the ratio of net investment income to average net assets would have been 6.05%, 5.51% and 5.25% for the periods ended June 30, 1999, October 31, 1998 and October 31, 1997, respectively.
(5)    Annualized.

Fund Management


     Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The
Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of February 1, 1998 and December 31, 1999
(the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors.
Frontegra has entered into a subadvisory agreement with Reams under which Reams serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees, and expenses of all officers and directors of the Fund who are interested persons of Frontegra.



     Adviser. The Fund is managed by Frontegra, which supervises the management of the Fund's portfolio by the subadviser and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook,
Illinois 60062.  Mr. William D. Forsyth III and Mr.
Thomas J. Holmberg, Jr. each own 50% of Frontegra.
Under the Investment Advisory Agreement, the Fund compensates Frontegra at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement effective August 2, 1999, as amended December 31, 1999 between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.425% of the Fund's average daily net assets. The term of this expense cap agreement is 12 months. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors for the time any such amounts are waived and/or reimbursed.



     Subadviser.  Reams operated as a corporation
(Reams Asset Management Company, Inc.) from its founding in 1981 until March 31, 1994, when it became an Indiana limited liability company (LLC), with no change in principals, employees or clients. Reams is located at 227 Washington Street, Columbus, Indiana
47201.  Under the subadvisory agreement as amended
August 2, 1999, and with certain exceptions described herein, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.15% of the Fund's average daily net assets. Under the subadvisory agreement as in effect for the eight months ended June 30, 1999, Reams was compensated by Frontegra for its investment advisory services at the annual rate of 0.20% of the Fund's average daily net assets. In recognition of the economies of scale that will be gained by the Fund and Frontegra, and with the exception of defined contribution or 401(k) investments in the Fund, for initial investments of over $15 million Frontegra will compensate Reams an extra 0.10% of the average daily net assets of such investments.
For the eight months ended June 30, 1999, Reams received $35,391.55 from Frontegra for its investment advisory services to the Fund. Reams provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker/dealers who execute the portfolio transactions.
In executing such transactions, Reams seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Fund, Reams serves as investment adviser to pension and profit-sharing plans, and other institutional investors. As of December 1, 1999, Reams had approximately $6 billion under management, which includes fixed income portfolios totaling approximately
$5.7 billion.



     Portfolio Managers. The day-to-day management responsibilities for the Fund's portfolio are primarily handled by Reams' portfolio management team. The portfolio management team has been managed primarily by Mr. Robert A. Crider and Mr. Mark M. Egan since the Fund's inception. Mr. Crider has been Senior Vice President,
Fixed Income Management, of Reams since April, 1994 and was Senior Vice President, Fixed Income Management, of
Reams Asset Management, Inc. from 1981 until March,
1994. Mr. Egan has been Portfolio Manager of Reams since April 1994 and was Portfolio Manager of Reams
Asset Management Company, Inc. from June 1990 until
March 1994.  Mr. Egan was Portfolio Manager of National
Investment Services, until May 1990. The fixed income portfolio managers implement decisions on a team basis with respect to the Fund's portfolio structure and issue selection. Portfolio strategy is reviewed weekly by the fixed income committee.



     Custodian, Transfer Agent and Administrator.
Firstar Bank, N.A. acts as custodian of the Fund's assets. Firstar Mutual Fund Services, LLC serves as
Transfer Agent for the Fund (the "Transfer Agent") and as the Fund's administrator. Firstar Bank, N.A. and Firstar Mutual Fund Services, LLC are affiliated entities and are collectively referred to in this Prospectus as "Firstar."

Your Account

How to Purchase Shares

     Shares of the Fund are sold on a continuous basis at net asset value. The Fund's net asset value is determined as of the close of trading on the New York
Stock Exchange (the "NYSE") (generally 4:00 p.m.,
Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

     The Fund's minimum initial investment is $100,000.
Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

     If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to seven business days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000


     You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to:
Frontegra Funds, Inc., c/o Firstar Mutual Fund
Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-
0701.  For overnight deliveries, please use 615 East
Michigan Street, Third Floor, Milwaukee, WI  53202.
Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Fund as a result. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to reject an application in whole or in part.



     Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.


     In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The
Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:


            Firstar Bank, N.A.
            ABA Number  075000022
            For credit to Firstar Mutual Fund Services, LLC
            Account Number  112-952-137
            For further credit to Frontegra Funds, Inc.
            (investor account number)
            (name or account registration)
            (Social Security or Taxpayer Identification Number)
            (identify Frontegra Total Return Bond Fund)


     The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000

     You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares

     You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected. In addition to the redemption procedures described below, redemptions may also be made through broker/dealers who may charge a commission or other transaction fee.

Written Redemption


     To redeem your Fund shares please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box
701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee,
Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The
Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $12 service fee for wire redemptions. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.


Signature Guarantees

     Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination

     Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven business days of the redemption.

Exchange Privilege


     You may exchange your shares in the Fund for shares in any other Fund of the Company at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form.
An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615
East Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.


Valuation of Fund Shares

     The price of Fund shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New
Year's Day, Martin Luther King, Jr. Day, President's
Day, Good Friday,

Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly period.

Tax-Sheltered Retirement Plans


     The Company offers through its Custodian, Firstar
Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.


Dividends, Capital Gain Distributions And Tax Treatment

     For federal income tax purposes, all dividends and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund.
Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.


     The Fund will usually distribute dividends quarterly. The Fund will usually distribute capital gains annually in December. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment
(plus cash received, if any) remains the same.  The
Fund expects that, because of its investment objective, its distributions will consist primarily of income.



     All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o Firstar Mutual Fund
Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-
0701.  For overnight deliveries, please use 615 East
Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.


     If you do not furnish the Fund with your correct
Social Security Number or Taxpayer Identification
Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Year 2000 Issue


     The Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of Frontegra, Reams and Firstar. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Fund.



     Frontegra has made compliance with the Year 2000
Issue a high priority and is taking steps that it believes are reasonably designed to address the Year
2000 Issue with respect to its computer systems.
Frontegra has also been informed that comparable steps are being taken by Reams. Firstar has represented to Frontegra that it does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as a service provider to the Fund. However, there can be no assurance that the steps taken by Frontegra, Reams or Firstar will be sufficient to avoid any adverse impact.



     With respect to the companies in which the Fund invests, the Fund cannot make any assurances as to their Year 2000 compliance efforts. To the extent the Fund invests in foreign companies, those companies may be more likely to be affected by Year 2000 issues. In the event that one or more of these companies is not Year 2000 compliant, the Fund's investment in such companies may be adversely affected.

DIRECTORS                             TRANSFER AGENT AND ADMINISTRATOR

William D. Forsyth III                Firstar Mutual Fund Services, LLC
Thomas J. Holmberg, Jr.               For overnight deliveries, use:
David L. Heald                        Frontegra Funds, Inc.
                                      c/o Firstar Mutual Fund Services, LLC
OFFICERS                              615 East Michigan Street, 3rd Floor
                                      Milwaukee, Wisconsin  53202
William D. Forsyth III
Thomas J. Holmberg, Jr.               For regular mail deliveries, use:

INVESTMENT ADVISER                    Frontegra Funds, Inc.
                                      c/o Firstar Mutual Fund Services, LLC
Frontegra Asset Management, Inc.      P.O. Box 701
400 Skokie Blvd.                      Milwaukee, Wisconsin  53201-0701
Suite 500
Northbrook, Illinois 60062            AUDITORS

SUB-ADVISER                           Ernst & Young LLP
                                      Sears Tower
Reams Asset Management Company, LLC   233 S. Wacker Drive
227 Washington Street                 Chicago, Illinois  60606-6301
Columbus, Indiana  47201
                                      LEGAL COUNSEL
CUSTODIAN
                                      Godfrey & Kahn, S.C.
Firstar Bank, N.A.                    780 N. Water Street
                                      Milwaukee, Wisconsin  53202


Additional information regarding the Company and the Fund is included in the Statement of Additional
Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference. Further information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may receive the Fund's SAI, annual reports and semi-annual reports free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address listed on the cover page of this Prospectus or by calling, toll-free, 1-888-825-2100.


Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-
8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


The Company's 1940 Act File Number is 811-7685.

                      PROSPECTUS

                   December 31, 1999


                 FRONTEGRA FUNDS, INC.

              FRONTEGRA OPPORTUNITY FUND


         c/o Firstar Mutual Fund Services, LLC
                     P. O. Box 701
            Milwaukee, Wisconsin 53201-0701

                    1-888-825-2100


     The FRONTEGRA OPPORTUNITY FUND (the "Fund") is a series of FRONTEGRA FUNDS, INC., (the "Company").

     The investment objective of the Fund is capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations.

     This Prospectus contains information you should consider before investing in the Fund. Please read it carefully and keep it for future reference.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

THE FRONTEGRA OPPORTUNITY FUND AT A GLANCE                      1

FEES AND EXPENSES OF THE FUND                                   2

INVESTMENT OBJECTIVE                                            3

INVESTMENT STRATEGY                                             3

IMPLEMENTATION OF INVESTMENT OBJECTIVE                          3

PRIOR PERFORMANCE OF REAMS                                      4

FINANCIAL HIGHLIGHTS                                            6

FUND MANAGEMENT                                                 6

YOUR ACCOUNT                                                    7

EXCHANGE PRIVILEGE                                              9

VALUATION OF FUND SHARES                                        9

TAX-SHELTERED RETIREMENT PLANS                                  9

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT        10

YEAR 2000 ISSUE                                                10

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN
THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL
INFORMATION ("SAI"), WHICH IS AVAILABLE UPON REQUEST.
THE COMPANY HAS NOT AUTHORIZED OTHERS TO PROVIDE ANY
ADDITIONAL INFORMATION.  THE COMPANY DOES NOT AUTHORIZE
USE OF THIS PROSPECTUS IN ANY STATE OR JURISDICTION
WHERE THE OFFERING CANNOT LEGALLY BE MADE.

The Frontegra Opportunity Fund at a Glance

*    Investment Objective

     The Fund's goal, also referred to as its investment objective, is capital appreciation.

*    Principal Investment Strategy

     The Fund seeks to achieve its goal primarily through investment in a diversified portfolio of equity securities of companies with small market capitalizations. For this purpose, a small capitalization company would typically have a market capitalization of $1 billion or less. In constructing a portfolio for the Fund, the Fund's subadviser, Reams
Asset Management Company LLC ("Reams"), selects securities with the highest expected rates of return based on the analysis of its portfolio management team.
Equity securities in which the Fund may invest include common stocks, preferred stocks, depositary receipts, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its assets in these securities. Under unusual circumstances, as a temporary defensive technique, the Fund may invest up to 100% of its total assets in cash and short-term fixed income securities.

*    Risk Factors

     The main risks of investing in the Fund are:

     - Small Cap Risks: Because the Fund will invest primarily in small capitalization stocks, which are more volatile than investments in large companies, you should expect that the value of the Fund's shares will be more volatile than the shares of a fund that invests in medium or large capitalization companies.

     - Market Risks: The Fund's investments are subject to market risk, so that the value of the Fund's investments may go up or down. If the value of the Fund's investments goes down, you may lose money. The share price of the Fund is expected to fluctuate. Your shares at redemption may be worth more or less than your initial investment. Market risks associated with equity investments include the possibility that stock prices in general will decline over short or even extended periods.

     - Stock Selection Risks: The stocks selected for inclusion in the Fund's portfolio may decline in value or not increase in value when the stock market in general is rising.

*    Who Should Invest

     The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.
The Fund may be an appropriate investment for you if you:

     - Seek long-term capital appreciation;

     - Want to include a small-cap fund in your portfolio; and

     - Are willing to accept the risk that your investment may fluctuate.

*    Performance Bar Chart and Tables

     The return information provided in the bar chart and tables below illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance over the past calendar year. Please keep in mind that the Fund's past performance does not necessarily represent how it will perform in the future.

             Calendar Year Total Return(1)

                         1998
                       (10.13)%

                      [bar chart]

         Best and Worst Quarterly Performance

  Best Quarter Return           Worst Quarter Return

       9.02%                          (17.39)%
  (4th quarter, 1998)           (3rd quarter, 1998)

             Average Annual Total Returns
   (For the calendar year ended December 31, 1998)

             Fund/Index        One Year        Since Inception (7/31/97)

          Opportunity Fund      (10.13)%       (1.91)%

          Russell 2000 Index(2)  (2.55)%        2.38%

_________________

     (1)The Fund's year-to-date return through
September 30, 1999 was 2.80%.

     (2)The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small domestic stocks. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

Fees and Expenses of the Fund

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


     Shareholder Fees (fees paid directly from your investment)     NONE(1)
     Annual Fund Operating Expenses (expenses that are deducted from
     Fund assets)(2)
     Management Fees                              0.65%
     Distribution (12b-1) Fees                    NONE
     Other Expenses                               0.83%
     Total Annual Fund Operating Expenses         1.48%
     Fee Waiver/Expense Reimbursement(3)          0.58%
     Net Expenses                                 0.90%

_______________

     (1) The Fund will charge a service fee of $12 for redemptions effected via wire transfer, and $25 for checks that do not clear.
     (2) Stated as a percentage of the Fund's average daily net assets.
     (3) Pursuant to an expense cap agreement dated
February 26, 1999, as amended August 2 and December 31,
1999, between the Fund's adviser, Frontegra Asset
Management, Inc. ("Frontegra") and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.90% of the Fund's average daily net assets.
This expense cap agreement will terminate on December
31, 2000 unless extended by the Fund and Frontegra.
"Other expenses" are presented before any waivers or reimbursements.

Example


     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond the period of the current expense cap agreement, which will terminate on December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

     1 Year               $   92
     3 Years              $  411
     5 Years              $  753
    10 Years              $1,719


Investment Objective

     The Fund's investment objective is capital appreciation. This investment objective may not be changed without shareholder approval.

Investment Strategy

     Under normal conditions, the Fund will seek to achieve its investment objective by investing its assets primarily in equity securities with small market capitalizations. The Fund will invest at least 80% of its net assets in equity securities. These securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depositary receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors
Service ("Moody's") or BBB or higher by Standard &
Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch
Investors Service, Inc. ("Fitch").  At least 65% of the
Fund's total assets will normally be invested in equity securities of those companies with a market capitalization of $1 billion or less at the time of the Fund's investment. In general, investments in small capitalization companies often involve greater risks than investments in larger capitalized companies.


     In seeking to achieve the Fund's investment objective, Reams uses a value-oriented discipline.
Reams evaluates the small-cap market by using a number of valuation criteria, including both current and historical measures, for ratios comparing price to earnings, price to book value and price to sales. The portfolio management team then constructs a focus list based in part on each company's competitive position, capital structure, cash flow and management. The team then determines a target price for the stock, thus providing a specific expected rate of return. The approximately 50 securities with the highest expected rates of return would be among those securities selected for the Fund's portfolio. Reams constructs a portfolio using a bottom-up analysis. On average, a security will be held by the Fund for approximately 12 months. Ultimately, securities will be sold due to the emergence of superior alternatives. A holding will become "inferior" if 1) it reaches Reams' target price, thus lowering its expected rate of return; 2) it experiences a negative change in fundamentals, also lowering its expected return; or 3) higher ranking securities emerge based on their expected rates of return.


Implementation of Investment Objective

     In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques. Some of these securities and investment techniques involve special risks, which are described below and elsewhere in this Prospectus.

Common Stocks and Other Equity Securities

     The Fund will invest at least 80% of its net assets in common stocks and other equity securities.
Other equity securities may include depositary receipts, preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stock.

     Principal Risks. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Small Companies

     The Fund will normally invest at least 65% of its total assets in small companies. Small companies have a market capitalization of $1 billion or less at purchase.

     Principal Risks. While smaller companies may have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. An investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger companies.

Temporary Strategies

     The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities for temporary defensive purposes in response to adverse market or economic conditions. To the extent the Fund engages in any of these temporary strategies, the Fund may not achieve its investment objective.

Prior Performance of Reams


     As noted above, Reams is the Fund's subadviser.
The following table shows the historical composite performance data for all of Reams' advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the Reams Small Capitalization Value Equity Composite
(the "Composite"), for the periods indicated. Since its inception on January 1, 1995, the Composite has shown an annual return of approximately 15.47%. The
Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended (the "Code"), and the Investment Company Act of 1940, as amended (the
"1940 Act"), respectively. Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated under the federal security and tax laws. The
Composite's expenses are lower than the Fund's expenses. If the Fund's expenses had been deducted from the Composite's returns, the returns would be lower than those shown. The data is provided to illustrate the past performance of Reams in managing a substantially similar portfolio as measured against the Russell 2000 Index and does not represent the performance of the Fund. You should not consider this performance data as an indication of the future performance of the Fund or Reams.


     Reams' performance information has been calculated in accordance with recommended standards of the Association for Investment Management and Research
("AIMR"), retroactively applied to all time periods.
All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Composite, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.
No leveraged positions were used. The monthly returns are geometrically linked to derive an annual total return.

     The investment results of the Composite presented below are unaudited and are not intended to predict or suggest the future returns of the Fund. You should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.


          Reams Asset Management Company, LLC
   Reams Small Capitalization Value Equity Composite
        Performance History:  1/1/95-9/30/99(1)

                    Reams Small
                   Capitalization
                     Composite        Russell 2000
   Period           Total Return       Index (2)

  9/30/98-9/30/99     12.54%            19.07%
  9/30/96-9/30/99     10.63%             8.70%
 1/1/95(3)-9/30/99    15.47%            13.53%

__________

(1) For the Fund's performance, see the return information under "The Frontegra Opportunity Fund at a Glance."

(2) The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small domestic stocks. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
(3)   The Composite commenced operations on January 1, 1995.


 Average Annualized Return in Percent:  1/1/95-9/30/99

          Reams Small Capitalization Composite Performance       15.47%
          Russell 2000 Index                                     13.53%

Financial Highlights


     The financial highlights table is intended to help you understand the Fund's financial performance for the periods from July 31, 1997 (commencement of operations) to June 30, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.



                                          Eight Months                       July 31,1997(1)
                                             Ended          Year Ended            to
                                         June 30, 1999(2)  October 31, 1998  October 31, 1997
Net asset value, beginning of period        $27.93             $32.22             $30.00

Income (loss) from investment operations:
Net investment income                         0.07               0.26               0.04
Net realized and unrealized gains
  (losses) on investments                     4.23              (4.52)              2.18
Total income (loss) from investment
  operations                                  4.30              (4.26)              2.22

Less distributions paid:
From net investment income                   (0.21)             (0.03)                 -
Total distributions paid                     (0.21)             (0.03)                 -

Net asset value, end of period              $32.02             $27.93             $32.22
                                            =======            =======            =======
Total return(3)                              15.49%            (13.24)%             7.40%

Supplemental data and ratios:
Net assets, end of period (in thousands)   $17,211             $6,827             $5,900
Ratio of expenses to average net
  assets(4)(5)                                0.90%              0.90%              0.90%
Ratio of net investment income to
  average net assets(4)(5)                    1.00%              0.92%              2.61%
Portfolio turnover rate(3)                      38%                54%                 9%

____________

(1)    Commencement of operations.


(2) Effective June 30, 1999, the Company changed its fiscal year-end from October 31 to June 30.

(3)    Not annualized for periods less than a full year.

(4)    Net of waivers and reimbursements by Frontegra.
       Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.73%, 2.53% and 12.02% and the ratio of net investment income (loss) to average net assets would have been 0.17%, (0.71)% and (8.51)% for the periods ended June 30, 1999, October 31, 1998 and October 31, 1997, respectively.

(5)    Annualized.


Fund Management


     Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The
Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of February 1, 1998 and December 31, 1999
(the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors.
Frontegra has entered into a subadvisory agreement with Reams under which Reams serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

     Adviser. The Fund is managed by Frontegra, which supervises the management of the Fund's portfolio by the subadviser and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook,
Illinois 60062.  Mr. William D. Forsyth III and Mr.
Thomas J. Holmberg, Jr. each own 50% of Frontegra.
Under the Investment Advisory Agreement, the Fund compensates Frontegra for its management services at the annual rate of 0.65% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated
February 26, 1999, as amended December 31, 1999, between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed
0.90% of the Fund's average daily net assets. The expense cap agreement will terminate on December 31, 2000 unless extended by the Fund and Frontegra. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors for the time any such amounts are waived and/or reimbursed.



     Subadviser.  Reams operated as a corporation
(Reams Asset Management Company, Inc.) from its founding in 1981 until March 31, 1994, when it became an Indiana limited liability company (LLC), with no change in principals, employees or clients. Reams is located at 227 Washington Street, Columbus, Indiana
47201. Under the subadvisory agreement, and with certain exceptions described herein, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.45% of the Fund's average daily net assets. In recognition of the economies of scale that will be gained by the Fund and Frontegra, and with the exception of defined contribution or 401(k) investments in the Fund, for initial investments of over $15 million Frontegra will compensate Reams an extra 0.10% of the average daily net assets of such investments. For the eight months ended June 30, 1999, Reams received $1,677.78 for its investment advisory services to the Fund. Reams provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker/dealers who execute the portfolio transactions. In executing such transactions, Reams seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Fund, Reams serves as investment adviser to pension and profit-sharing plans, and other institutional investors. As of December 1, 1999, Reams had approximately $6 billion under management, which includes equity portfolios totaling approximately $300 million.



     Portfolio Managers. The day-to-day management responsibilities for the Fund's portfolio are primarily handled by Reams' portfolio management team. The portfolio management team has been managed primarily by Mr. Fred W. Reams and Mr. David R. Milroy. Since
September 1999, Mr. Reams has been the Chairman of
Reams.  Mr. Reams was President of Reams from April
1994 until September 1999 and was President of Reams
Asset Management Company, Inc. from its founding in 1981 until March 1994. Mr. Milroy has been Senior Vice
President, Equity Management, of Reams since April
1994, was Vice President and Senior Vice President,
Equity Management, of Reams Asset Management Company,
Inc. from June 1990 until March 1994, and was Portfolio
Manager of Loomis, Sayles & Co. from May 1985 until May
1990. The portfolio management team approves scenarios established for individual securities submitted by each analyst and makes the final buy and sell decisions.



     Custodian, Transfer Agent and Administrator.
Firstar Bank, N.A. acts as custodian of the Fund's assets. Firstar Mutual Fund Services, LLC serves as
Transfer Agent for the Fund (the "Transfer Agent") and as the Fund's administrator. Firstar Bank, N.A. and Firstar Mutual Fund Services, LLC are affiliated entities and are collectively referred to in this Prospectus as "Firstar."


Your Account

How to Purchase Shares

     Shares of the Fund are sold on a continuous basis at net asset value. The Fund's net asset value is determined as of the close of trading on the New York
Stock Exchange (the "NYSE") (generally 4:00 p.m.,
Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

     The Fund's minimum initial investment required is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000.
The Fund reserves the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

     If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to seven business days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000


     You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to:
Frontegra Funds, Inc., c/o Firstar Mutual Fund
Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-
0701.  For overnight deliveries, please use 615 East
Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee.
You will also be responsible for any losses suffered by the Fund as a result. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The
Company reserves the right to decline an application in whole or in part.


     Alternatively, you may place an order to purchase shares of the Fund through a broker/dealer.
Broker/dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker/dealer to place the order with the Fund on a timely basis.

     In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The
Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:


            Firstar Bank, N.A.
            ABA Number 075000022
            For credit to Firstar Mutual Fund Services, LLC
            Account Number 112-952-137
            For further credit to Frontegra Funds, Inc.
            (investor account number)
            (name or account registration)
            (Social Security or Taxpayer Identification Number)
            (identify Frontegra Opportunity Fund)


The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000

     You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares

     You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected. In addition to the redemption procedures described below, redemptions may also be made through broker/dealers who may charge a commission or other transaction fee.

Written Redemption


     To redeem your Fund shares please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box
701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee,
Wisconsin 53202.

The request must (i) be signed
exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The
Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $12 service fee for wire redemptions. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.


Signature Guarantees

     Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination

     Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven business days of the redemption.

Exchange Privilege


     You may exchange your shares in the Fund for shares in any other Fund of the Company at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form.
An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615
East Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.


Valuation of Fund Shares

     The price of Fund shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New
Year's Day, Martin Luther King, Jr. Day, President's
Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly period.

Tax-Sheltered Retirement Plans


     The Company offers through its Custodian, Firstar
Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.


Dividends, Capital Gain Distributions And Tax Treatment

     For federal income tax purposes, all dividends and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund.
Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.


     The Fund will distribute dividends and capital gains at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment
(plus cash received, if any) remains the same.  The
Fund expects that, because of its investment objective, its distributions will consist primarily of capital gains. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o Firstar Mutual
Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin
53201-0701.  For overnight deliveries, please use 615
East Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.


     If you do not furnish the Fund with your correct
Social Security Number or Taxpayer Identification
Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Year 2000 Issue


     The Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of Frontegra, Reams and Firstar. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Fund.



     Frontegra has made compliance with the Year 2000
Issue a high priority and is taking steps that it believes are reasonably designed to address the Year
2000 Issue with respect to its computer systems.
Frontegra has also been informed that comparable steps are being taken by Reams. In addition, Firstar has represented to Frontegra that it does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as a service provider to the Fund. However, there can be no assurance that the steps taken by Frontegra, Reams or Firstar will be sufficient to avoid any adverse impact.



     With respect to the companies in which the Fund invests, the Fund cannot make any assurances as to their Year 2000 compliance efforts. To the extent the Fund invests in foreign companies, those companies may be more likely to be affected by Year 2000 issues. In the event that one or more of these companies is not Year 2000 compliant, the Fund's investment in such companies may be adversely affected.

DIRECTORS                              TRANSFER AGENT AND ADMINISTRATOR

William D. Forsyth III                 Firstar Mutual Fund Services, LLC
Thomas J. Holmberg, Jr.                For overnight deliveries, use:
David L. Heald                         Frontegra Funds, Inc.
                                       c/o Firstar Mutual Fund Services, LLC
OFFICERS                               615 East Michigan Street, 3rd Floor
                                       Milwaukee, Wisconsin  53202
William D. Forsyth III
Thomas J. Holmberg, Jr.                For regular mail deliveries, use:

INVESTMENT ADVISER                     Frontegra Funds, Inc.
                                       c/o Firstar Mutual Fund Services, LLC
Frontegra Asset Management, Inc.       P.O. Box 701
400 Skokie Blvd.                       Milwaukee, Wisconsin  53201-0701
Suite 500
Northbrook, Illinois 60062             AUDITORS

SUB-ADVISER                            Ernst & Young LLP
                                       Sears Tower
Reams Asset Management Company, LLC    233 S. Wacker Drive
227 Washington Street                  Chicago, Illinois  60606-6301
Columbus, Indiana  47201
                                       LEGAL COUNSEL
CUSTODIAN
                                       Godfrey & Kahn, S.C.
Firstar Bank, N.A.                     780 N. Water Street
                                       Milwaukee, Wisconsin  53202



Additional information regarding the Company and the Fund is included in the Statement of Additional
Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference. Further information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may receive the Fund's SAI, annual reports and semi-annual reports free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address listed on the cover page of this Prospectus or by calling, toll-free, 1-888-825-2100.


Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-
8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


The Company's 1940 Act File Number is 811-7685.

                      PROSPECTUS

                   December 31, 1999


                 FRONTEGRA FUNDS, INC.

                 FRONTEGRA GROWTH FUND


         c/o Firstar Mutual Fund Services, LLC
                     P. O. Box 701
            Milwaukee, Wisconsin 53201-0701

                    1-888-825-2100


     The FRONTEGRA GROWTH FUND (the "Fund") is a series of FRONTEGRA FUNDS, INC., (the "Company").

     The investment objective of the Fund is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with mid- to large-sized market capitalizations.

     This Prospectus contains information you should consider before investing in the Fund. Please read it carefully and keep it for future reference.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

THE FRONTEGRA GROWTH FUND AT A GLANCE                           1

FEES AND EXPENSES OF THE FUND                                   2

INVESTMENT OBJECTIVE                                            2

INVESTMENT STRATEGY                                             2

IMPLEMENTATION OF INVESTMENT OBJECTIVE                          3

PRIOR PERFORMANCE OF NORTHERN                                   3

FINANCIAL HIGHLIGHTS                                            5

FUND MANAGEMENT                                                 5

YOUR ACCOUNT                                                    6

EXCHANGE PRIVILEGE                                              8

VALUATION OF FUND SHARES                                        8

TAX-SHELTERED RETIREMENT PLANS                                  9

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT         9

YEAR 2000 ISSUE                                                 9

You should rely only on the information contained in this Prospectus and in the Statement of Additional
Information  ("SAI"), which is available upon  request.
The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

The Frontegra Growth Fund at a Glance

*    Investment Objective

     The Fund's goal, also referred to as its investment objective, is long-term capital appreciation.

*    Principal Investment Strategy


     The Fund seeks to achieve its goal primarily through investment in a diversified portfolio of equity securities of companies with mid- to large-sized market capitalizations. For this purpose, a mid- to large-sized market capitalization company would typically have a market capitalization of $1 billion or more. In constructing a portfolio for the Fund, the Fund's subadviser, Northern Capital Management Incorporated
("Northern"), selects securities with the highest expected rates of return based on Northern's analysis of each company's competitive position. Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, depositary receipts and securities convertible or exchangeable into common or preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its assets in these securities.


*    Risk Factors

     The main risks of investing in the Fund are:

     - Market Risks: The Fund's investments are subject to market risk, so that the value of the Fund's investments may go up or down. If the value of the Fund's investments goes down, you may lose money. The share price of the Fund is expected to fluctuate with changing market valuations of its portfolio holdings. Your shares at redemption may be worth more or less than your initial investment. Market risks associated with equity investments include the possibility that stock prices in general will decline over short or even extended periods.

     - Stock Selection Risks: The stocks selected for inclusion in the Fund's portfolio may decline in value or not increase in value when the stock market in general is rising.

*    Who Should Invest

     The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.
The Fund may be an appropriate investment for you if you:

     - Seek long-term capital appreciation;

     - Want to include a mid- to large-cap fund in your portfolio; and

     - Are willing to accept the risk that your investment may fluctuate.

*    Performance Tables


     The Fund's average annual return for the 1999 calendar year will be provided in the next
     Prospectus update.



     The Fund's year-to-date return through September 30, 1999 was 3.40%.

Fees and Expenses of the Fund

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


     Shareholder Fees (fees paid directly from your investment)      NONE(1)
     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
     Management Fees                         0.80%
     Distribution (12b-1) Fees               NONE
     Other Expenses                          1.35%
     Total Annual Fund Operating Expenses    2.15%
     Fee Waiver/Reimbursement(3)             1.35%
     Net Expenses                            0.80%

________________

     (1) The Fund will charge a service fee of $12 for redemptions effected via wire transfer, and $25 for checks that do not clear.

     (2) Stated as a percentage of the Fund's average daily net assets.

     (3) Pursuant to an expense cap agreement dated
February 26, 1999, as amended August 2 and December 31,
1999, between the Fund's adviser, Frontegra Asset
Management, Inc. ("Frontegra") and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.80% of the Fund's average daily net assets.
The expense cap agreement will terminate on December
31, 2000 unless extended by Frontegra and the Fund.
"Other expenses" are presented before any waivers or reimbursements.


Example


     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond the period of the current expense cap agreement, which will terminate on December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

   1 Year            $   82
   3 Years           $  543
   5 Years           $1,030
   10 Years          $2,376


Investment Objective

     The Fund's investment objective is long-term capital appreciation. This investment objective may not be changed without shareholder approval.

Investment Strategy

     The Fund will seek, under normal market
conditions, to achieve its investment objective by investing its assets primarily in the equity securities of companies with mid- to large-sized market capitalizations. The Fund will invest at least 80% of its net assets in equity securities. These securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depositary receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors
Service ("Moody's") or BBB or higher by Standard &
Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch
Investors Service, Inc. ("Fitch").  At least 65% of the
Fund's total assets will normally be invested in equity securities of those companies with a market capitalization of $1 billion or more at the time of the Fund's investment.

     In seeking to achieve the Fund's investment objective, Northern identifies companies with market capitalizations greater than $1 billion and historical earnings growth greater than the Standard & Poor's 500r
Stock Index (the "S&P 500"). Northern then assesses the competitive position of each such company through fundamental research, including an evaluation of its products or services, its management, and the industry competition, and through Northern's proprietary price/growth analysis. A target price is then established for each security based on projected earnings growth relative to market expectations. The
45-55 securities with the highest expected rates of return would be among those securities selected for the Fund's portfolio. On average, a security will be held by the Fund for approximately 12 months. Securities are generally sold as a result of price appreciation, when they become less attractive on a risk/return basis relative to their growth prospects and other identified securities, or when the assumptions used in Northern's proprietary price/growth analysis change with respect to the security.

Implementation of Investment Objective

     In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques. Some of these securities and investment techniques involve special risks, which are described below and elsewhere in this Prospectus.

Common Stocks and Other Equity Securities


     The Fund will invest at least 80% of its net assets in common stocks and other equity securities.
Other equity securities may include depositary receipts, preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stock.


     Principal Risks. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Temporary Strategies

     The Fund may invest up to 20% of its total assets in cash and short-term fixed income securities to meet anticipated redemption requests, pending investment and to pay expenses. The Fund may temporarily exceed this 20% limitation, but only in circumstances pending investment and only for short periods of time.

Prior Performance of Northern


     The following table shows the historical composite performance data for all of Northern's advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the NCM Equity Portfolio (the "Composite"), for the periods indicated. Since its inception on January 1, 1991, the Composite has shown an annual return of approximately 21.61%. The Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue
Code of 1986, as amended (the "Code"), and the Investment Company Act of 1940, as amended (the "1940
Act"), respectively. Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated under the federal security and tax laws. The Composite's expenses are lower than the Fund's expenses. If the Fund's expenses had been deducted from the Composite's returns, the returns would be lower than those shown.
The data is provided to illustrate the past performance of Northern in managing a substantially similar portfolio as measured against the Russell 1000 Growth
Index and the S&P 500 and does not represent the performance of the Fund. You should not consider this performance data as an indication of the future performance of the Fund or Northern.


     Northern's performance information has been calculated in accordance with recommended standards of the Association for Investment Management and Research
("AIMR"), retroactively applied to all time periods.
All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Composite, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.
No leveraged positions were used. The monthly returns are geometrically linked to derive an annual total return.

     The investment results of the Composite presented below are unaudited and are not intended to predict or suggest the future returns of the Fund. You should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.


              Northern Capital Management
  NCM Equity Composite Performance History:  1/1/91-9/30/99

                     NCM Equity     Russell 1000
   Period             Composite       Growth        S&P
                    Rate of Return    Index(1)      500(2)

  9/30/98-9/30/99        31.04%         34.85%       27.80%
  9/30/96-9/30/99        20.90%         26.87%       25.09%
  9/30/94-9/30/99        22.38%         26.78%       25.03%
1/1/91(3)-9/30/99        21.61%         20.45%       19.60%

___________

(1) The Russell 1000 Growth Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S.
      stock market. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(2) The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(3)   The Composite commenced operations on January 1, 1991.


 Average Annualized Return in Percent:  1/1/91-9/30/99

          NCM Equity Composite Performance  21.61%
          Russell 1000 Growth Index         20.45%
          S&P 500                           19.60%


Financial Highlights


     The financial highlights table is intended to help you understand the Fund's financial performance for the periods from March 18, 1998 (commencement of operations) to June 30, 1999. Certain information reflects financial results for a single Fund share.
The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.



                                                            March 18, 1998(1)
                                     Eight Months Ended           to
                                      June 30, 1999(2)      October 31, 1998

Net asset value, beginning of period        $9.29                $10.00

Income (loss) from investment operations:
Net investment income                        0.01                  0.01
Net realized and unrealized gains
  (losses) on investments                    2.64                 (0.72)
Total income (loss) from investment
  operations                                 2.65                 (0.71)

Less distributions paid:
From net investment income                  (0.01)                    -

Total distributions paid                    (0.01)                    -

Net asset value, end of period             $11.93                 $9.29
                                           =======                =======
Total return(3)                             28.58%                (7.10)%

Supplemental data and ratios:
Net assets, end of period (in thousands)   $4,619                $2,343
Ratio of expenses to average net
   assets(4)(5)                              0.80%                 0.80%
Ratio of net investment income to
  average net assets(4)(5)                   0.16%                 0.28%
Portfolio turnover rate(3)                    106%                   67%

____________

(1)    Commencement of operations.


(2) Effective June 30, 1999, the Company changed its fiscal year-end from October 31 to June 30.

(3)    Not annualized for periods less than a full year.

(4)    Net of waivers and reimbursements by Frontegra.
       Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 4.52% and 9.23% and the ratio of net investment loss to average net assets would have been (3.56)% and (8.15)% for the periods ended June 30, 1999 and October 31, 1998, respectively.

(5)    Annualized.


Fund Management


     Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The
Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of February 1, 1998 and December 31, 1999
(the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors.
Frontegra has entered into a subadvisory agreement with Northern under which Northern serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets.
Frontegra provides office facilities for the Fund and pays the salaries, fees, and expenses of all officers and directors of the Fund who are interested persons of Frontegra.



     Adviser. The Fund is managed by Frontegra, which supervises the management of the Fund's portfolio by the subadviser and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook,
Illinois 60062.  Mr. William D. Forsyth III and Mr.
Thomas J. Holmberg, Jr. each own 50% of Frontegra.
Under the Investment Advisory Agreement, the Fund compensates Frontegra for its management services at the annual rate of 0.80% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated
February 26, 1999, as amended December 31, 1999, between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed
0.80% of the Fund's average daily net assets. This expense cap will terminate on December 31, 2000, unless extended by Frontegra and the Fund. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or reimbursed.



     Subadviser.  Northern is located at 8018 Excelsior
Drive, Suite 300, Madison, Wisconsin 53717. Under the subadvisory agreement, Northern is compensated by Frontegra for its investment advisory services at the annual rate of (i) 0.25% of the Fund's average daily net assets prior to the first date when the Fund's average daily net assets exceed $200 million and (ii)
0.30% of the Fund's average daily net assets on and after the first date when the Fund's average daily net assets exceed $200 million. For the fiscal period ended June 30, 1999, Northern did not receive any compensation from Frontegra for its investment advisory services to the Fund. Northern provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker/dealers who execute the portfolio transactions.
In executing such transactions, Northern seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Fund, Northern serves as investment adviser to pension and profit-sharing plans, institutional investors and private accounts. As of December 1, 1999, Northern had approximately $1.2 billion under management. United
Asset Management Corporation, an investment adviser holding company, owns 100% of the voting stock of Northern.


     Portfolio Managers. The day-to-day management responsibilities for the Fund's portfolio are primarily handled by Northern's portfolio management team. The portfolio management team is managed primarily by Daniel T. Murphy and Brian A. Hellmer. The Fund's overall investment strategy, and portfolio allocation and risk parameters are determined by Northern's
Investment Committee, which consists of Stephen L.
Hawk, Mr. Murphy and Mr. Hellmer. Mr. Hawk, Chairman of Northern, has been with the firm since March 1983;
Mr. Murphy, the President, Chief Investment Officer,
Portfolio Manager and a Director of Northern, joined the firm in March 1995 and was a Senior Investment
Analyst at Brinson Partners, Inc. from December 1989 to
March 1995; and Mr. Hellmer, Senior Vice President and
Director of Research of Northern, joined the firm in April 1996 and was an Investment Officer of Fleet
Investment Advisors from July 1989 to April 1996. The portfolio management team reviews and approves the analyst's recommendations and makes the final buy and sell decisions. The Fund's portfolio is reviewed on a weekly basis by the Investment Committee.


     Custodian, Transfer Agent and Administrator.
Firstar Bank, N.A. acts as custodian of the Fund's assets. Firstar Mutual Fund Services, LLC serves as the Transfer Agent for the Fund (the "Transfer Agent") and as the Fund's administrator. Firstar Bank, N.A.
and Firstar Mutual Fund Services, LLC are affiliated entities and are collectively referred to in this Prospectus as "Firstar."


Your Account

How to Purchase Shares

     Shares of the Fund are sold on a continuous basis at net asset value. The Fund's net asset value is determined as of the close of trading on the New York
Stock Exchange (the "NYSE") (generally 4:00 p.m.,
Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

     The Fund's minimum initial investment is $100,000.
Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

     If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to seven business days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000


     You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to:
Frontegra Funds, Inc., c/o Firstar Mutual Fund
Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-
0701.  For overnight deliveries, please use 615 East
Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee.
You will also be responsible for any losses suffered by the Fund as a result. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The
Company reserves the right to decline an application in whole or in part.


     Alternatively, you may place an order to purchase shares of the Fund through a broker/dealer.
Broker/dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker/dealer to place the order with the Fund on a timely basis.

     In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The
Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:


            Firstar Bank, N.A.
            ABA Number 075000022
            For credit to Firstar Mutual Fund Services, LLC
            Account Number 112-952-137
            For further credit to Frontegra Funds, Inc.
            (investor account number)
            (name or account registration)
            (Social Security or Taxpayer Identification Number)
            (identify Frontegra Growth Fund)


The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000

     You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares

     You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected. In addition to the redemption procedures described below, redemptions may also be made through broker/dealers who may charge a commission or other transaction fee.

Written Redemption


     To redeem your Fund shares please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box
701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee,
Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The
Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $12 service fee for wire redemptions. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.


Signature Guarantees

     Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination

     Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven business days of the redemption.

Exchange Privilege


     You may exchange your shares in the Fund for shares in any other Fund of the Company at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form.
An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615
East Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.


Valuation of Fund Shares

     The price of Fund shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New
Year's Day, Martin Luther King, Jr. Day, President's
Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly period.

Tax-Sheltered Retirement Plans


     The Company offers through its Custodian, Firstar
Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

Dividends, Capital Gain Distributions And Tax Treatment

     For federal income tax purposes, all dividends and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund.
Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.


     The Fund will usually distribute dividends and capital gains at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment
(plus cash received, if any) remains the same.  The
Fund expects that, because of its investment objective, its distributions will consist primarily of capital gains. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o Firstar Mutual
Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin
53201-0701.  For overnight deliveries, please use 615
East Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.


     If you do not furnish the Fund with your correct
Social Security Number or Taxpayer Identification
Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Year 2000 Issue


     The Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of Frontegra, Northern and Firstar. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Fund.



     Frontegra has made compliance with the Year 2000
Issue a high priority and is taking steps that it believes are reasonably designed to address the Year
2000 Issue with respect to its computer systems.
Frontegra has also been informed that comparable steps are being taken by Northern. In addition, Firstar has represented to Frontegra that it does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to fulfill its duties as a service provided to the Fund. However, there can be no assurance that the steps taken by Frontegra, Northern or Firstar will be sufficient to avoid any adverse impact.



     With respect to the companies in which the Fund invests, the Fund cannot make any assurances as to their Year 2000 compliance efforts. To the extent the Fund invests in foreign companies, those companies may be more likely to be affected by Year 2000 issues. In the event that one or more of these companies is not Year 2000 compliant, the Fund's investment in such companies may be adversely affected.

DIRECTORS                             TRANSFER AGENT AND ADMINISTRATOR

William D. Forsyth III                Firstar Mutual Fund Services, LLC
Thomas J. Holmberg, Jr.               For overnight deliveries, use:
David L. Heald                        Frontegra Funds, Inc.
                                      c/o Firstar Mutual Fund Services, LLC
OFFICERS                              615 East Michigan Street, 3rd Floor
                                      Milwaukee, Wisconsin  53202
William D. Forsyth III
Thomas J. Holmberg, Jr.               For regular mail deliveries, use:

INVESTMENT ADVISER                    Frontegra Funds, Inc.
                                      c/o Firstar Mutual Fund Services, LLC
Frontegra Asset Management, Inc.      P.O. Box 701
400 Skokie Blvd.                      Milwaukee, Wisconsin  53201-0701
Suite 500
Northbrook, Illinois 60062            AUDITORS

SUB-ADVISER                           Ernst & Young LLP
                                      Sears Tower
Northern Capital Management, Inc.     233 S. Wacker Drive
8018 Excelsior Drive                  Chicago, Illinois  60606-6301
Suite 300
Madison, Wisconsin 53717              LEGAL COUNSEL

CUSTODIAN                             Godfrey & Kahn, S.C.
                                      780 N. Water Street
Firstar Bank, N.A.                    Milwaukee, Wisconsin  53202



Additional information regarding the Company and the Fund is included in the Statement of Additional
Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference. Further information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may receive the Fund's SAI, annual reports and semi-annual reports free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address listed on the cover page of this Prospectus or by calling, toll-free, 1-888-825-2100.


Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-
8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


The Company's 1940 Act File Number is 811-7685.

                      PROSPECTUS
                   December 31, 1999


                 FRONTEGRA FUNDS, INC.

            FRONTEGRA EMERGING GROWTH FUND


         c/o Firstar Mutual Fund Services, LLC
                     P. O. Box 701
            Milwaukee, Wisconsin 53201-0701

                    1-888-825-2100


     The FRONTEGRA EMERGING GROWTH FUND (the "Fund") is a series of FRONTEGRA FUNDS, INC., (the "Company").

     The investment objective of the Fund is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with small-to-medium market capitalizations.

     This Prospectus contains information you should consider before investing in the Fund. Please read it carefully and keep it for future reference.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

THE FRONTEGRA EMERGING GROWTH FUND AT A GLANCE                  1

FEES AND EXPENSES OF THE FUND                                   2

INVESTMENT OBJECTIVE                                            2

INVESTMENT STRATEGY                                             2

IMPLEMENTATION OF INVESTMENT OBJECTIVE                          3

PRIOR PERFORMANCE OF B&H                                        4

FUND MANAGEMENT                                                 5

YOUR ACCOUNT                                                    5

EXCHANGE PRIVILEGE                                              7

VALUATION OF FUND SHARES                                        8

TAX-SHELTERED RETIREMENT PLANS                                  8

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT         8

YEAR 2000 ISSUE                                                 9

You should rely only on the information contained in this Prospectus and in the Statement of Additional
Information  ("SAI"), which is available upon  request.
The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

The Frontegra Emerging Growth Fund at a Glance

*    Investment Objective

     The Fund's goal, also referred to as its investment objective, is long-term capital appreciation.

*    Principal Investment Strategy


     The Fund seeks to achieve its goal primarily through investment in a diversified portfolio of equity securities of companies with small-to-medium market capitalizations. For this purpose, a small-to-medium capitalization company would typically have a market capitalization of $2 billion or less and annual revenues of less than $500 million at purchase. In constructing a portfolio for the Fund, the Fund's subadviser, Berents & Hess Capital Management
Incorporated ("B&H" or the "Subadviser") identifies companies B&H believes will have a growing stream of earnings. Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, depositary receipts and securities convertible or exchangeable into common or preferred stocks. Under normal market conditions, the Fund will invest at least
85% of its assets in these securities.


*    Risk Factors

     The main risks of investing in the Fund are:

     - Small Cap Risks: Because the Fund will invest primarily in small-to-medium capitalization stocks which are more volatile than investments in large companies, you should expect that the value of the Fund's shares will be more volatile than the shares of a fund that invests in large capitalization companies.

     - Market Risks: The Fund's investments are subject to market risk, so that the value of the Fund's investments may go up or down. If the value of the Fund's investments goes down, you may lose money. The share price of the Fund is expected to fluctuate with changing market valuations of its portfolio holdings. Your shares at redemption may be worth more or less than your initial investment. Market risks associated with equity investments include the possibility that stock prices in general will decline over short or even extended periods.

     - Stock Selection Risks: The stocks selected for inclusion in the Fund's portfolio may decline in value or not increase in value when the stock market in general is rising.

*    Who Should Invest

     The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.
The Fund may be an appropriate investment for you if you:

     - Seek long-term capital appreciation;

     - Want to include a small- to mid-cap fund in your portfolio; and

     - Are willing to accept the risk that your investment may fluctuate.

*    Performance Tables

     Because the Fund did not commence operations until the date of this Prospectus, it has no annual returns history.

Fees and Expenses of the Fund

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     Shareholder Fees (fees paid directly from your investment)    NONE(1)
     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)


     Management Fees                              0.90%
     Distribution (12b-1) Fees                    NONE
     Other Expenses(3)                            0.90%
     Total Annual Fund Operating Expenses(3)      1.80%

     Fee Waiver/Reimbursement(4)                  0.90%
     Net Expenses                                 0.90%

_________________________

     (1) The Fund will charge a service fee of $12 for redemptions effected via wire transfer and $25 for checks that do not clear.

     (2) Stated as a percentage of the Fund's average net assets.

     (3) "Other Expenses" and "Total Annual Operating
         Expenses" are estimates for the calendar year 2000.


     (4) Pursuant to an expense cap agreement effective
         December 31, 1999 between the Fund's adviser,
         Frontegra Asset Management, Inc. ("Frontegra" or the "Adviser") and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.90% of the Fund's average daily net assets. The expense cap agreement will terminate on
         December 31, 2000 unless extended by Frontegra and the Fund.


Example


     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond the period of the current expense cap agreement, which will terminate on December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

     1 Year              $ 92
     3 Years             $479


Investment Objective

     The Fund's investment objective is long-term capital appreciation. This investment objective may not be changed without shareholder approval.

Investment Strategy

     The Fund will seek, under normal market
conditions, to achieve its investment objective by investing its assets primarily in the equity securities of companies with small-to-medium market capitalizations. The Fund will invest at least 85% of its net assets in equity securities. These securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depositary receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors
Service ("Moody's") or BBB or higher by Standard &
Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch
Investors Service, Inc. ("Fitch").  At least 65% of the
Fund's total assets will normally be invested in equity securities of those companies with market capitalizations of $2 billion or less and annual revenues of $500 million or less at the time of the Fund's investment. In general, investments in small-to-medium capitalization companies often involve greater risks than investments in larger capitalized companies.


     In seeking to achieve the Fund's investment objective, B&H starts the stock selection process by establishing its emerging growth universe, which totals approximately 400 companies. Using a database that includes all publicly traded securities, B&H screens for stocks with 15% historical and/or expected earnings growth and sales of less than $500 million. B&H supplements its emerging growth universe with ideas generated from various sources including internal research, conferences and industry contacts.



     B&H narrows the emerging growth universe to 125-
150 companies that it believes are likely to sustain earnings growth over the long term. Analysts review each company's market position, looking for leading or increasing market share. The stability of earnings and cash flow is also analyzed. Finally, B&H assesses the relative attractiveness of the companies in the universe with measures such as sales to market cap and price to earnings growth.



     Once the emerging growth universe is narrowed to establish a research list, the investment team conducts fundamental, bottom-up analysis to identify the most favorable investment prospects. Internally, B&H evaluates corporate filings, such as annual and quarterly reports, and reviews any street research on the companies and their industries. Visits to corporations, interviews and conference calls with management by the firm's analysts are critical factors in confirming information and forming judgments. B&H's analysis encompasses corporate financial strength, quality of management, product leadership, industry dynamics and expected earnings growth. A key to the process is B&H's emphasis on high R&D productivity, as characterized by a product line that not only alters its industry but also makes its existing product line obsolete. Ultimately, the portfolio is constructed from the most attractive 40-50 issues identified from this process.



     B&H will generally sell a security as a result of deteriorating business fundamentals, overvaluation based on a security's price earnings ratio relative to its growth rate or a significant price spike. In addition, positions will be cut back when they become greater than 5% of the Fund's portfolio. B&H will generally hold a security for 12 to 24 months.


Implementation of Investment Objective

     In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques. Some of these securities and investment techniques involve special risks, which are described below and elsewhere in this Prospectus.

Common Stocks and Other Equity Securities

     The Fund will invest at least 85% of its net assets in common stocks and other equity securities.
Other equity securities may include depositary receipts, preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stock.

     Principal Risks. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Small Companies

     The Fund will invest a substantial portion of its assets in small-to-medium capitalization companies which have a market capitalization of $2 billion or less at purchase.

     Principal Risks. While smaller companies may have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. An investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger companies.

Temporary Strategies

     The Fund may invest up to 15% of its total assets in cash and short-term fixed income securities to meet anticipated redemption requests, pending investment and to pay expenses. The Fund may temporarily exceed this 15% limitation, but only in circumstances pending investment and only for short periods of time.

Prior Performance of B&H


     The following table shows the historical composite
performance data for all of the B&H advisory accounts
which have investment objectives, policies, strategies
and risks substantially similar to the Fund, known as
the B&H Emerging Growth Portfolio (the "Composite"),
for the periods indicated.  Since its inception, the
Composite has shown an annual return of approximately
22.89%.  The Composite includes all discretionary
"Emerging Growth" accounts managed by B&H.   The
Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended (the "Code"), and the Investment Company Act of 1940, as amended (the
"1940 Act"), respectively. Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated under the federal security and tax laws. The
Composite's expenses are higher than the Fund's expenses after waivers and reimbursements. If the Fund's expenses had been deducted from the Composite's returns, the returns would be higher than those shown.
The data is provided to illustrate the past performance of B&H in managing a substantially similar portfolio as measured against the Russell 2000 Growth Index and does not represent the performance of the Fund. You should not consider this performance data as an indication of the future performance of the Fund or B&H.


     B&H's performance information has been calculated in accordance with recommended standards of the Association for Investment Management and Research
("AIMR"), retroactively applied to all time periods.
All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Composite, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.
The monthly returns are geometrically linked to derive an annual total return.

     The investment results of the Composite presented below are unaudited and are not intended to predict or suggest the future returns of the Fund. You should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.


           Berents & Hess Capital Management
  B&H Emerging Growth Composite Performance History: 12/31/95 - 9/30/99

                         B&H Emerging Growth   Russell 2000
                            Composite             Growth
  Period                   Rate of Return         Index(1)
  9/30/98-9/30/99            75.62%                32.63%
  9/30/96-9/30/99            25.33%                 7.14%
12/31/95(2)-9/30/99          22.89%                 8.65%

____________

(1) The Russell 2000 Growth Index is an unmanaged index generally representative of the U.S. market for small domestic stocks. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
(2)   The Composite commenced operations on December 31, 1995.

   Average Annualized Return in Percent:  12/31/95 - 9/30/99

          B&H Emerging Growth Composite Performance   22.89%
          Russell 2000 Growth Index                    8.65%


Fund Management


     Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The
Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of February 1, 1998 and December 31, 1999
(the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors.
Frontegra has entered into a subadvisory agreement with B&H under which B&H serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.


     Adviser. The Fund is managed by Frontegra, which supervises the management of the Fund's portfolio by the subadviser and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook,
Illinois 60062.  Mr. William D. Forsyth III and Mr.
Thomas J. Holmberg, Jr. each own 50% of Frontegra.
Under the Investment Advisory Agreement, the Fund compensates Frontegra for its management services at the annual rate of 0.90% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated
December 31, 1999 between Frontegra and the Fund,
Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.90% of the Fund's average daily net assets. The term of this expense cap agreement is 12 months. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or reimbursed.


     Subadviser.  B&H is located at 99 Summer Street,
Suite 1720, Boston, Massachusetts 02119. Under the subadvisory agreement, B&H is compensated by Frontegra for its investment advisory services at the annual rate of 0.45% of the Fund's average daily net assets. B&H provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker/dealers who execute the portfolio transactions. In executing such transactions, B&H seeks to obtain the best net results for the Fund. While B&H has not previously provided investment advice to a mutual fund, B&H serves as investment adviser to pension and profit-sharing plans, institutional investors and private accounts. As of December 1, 1999, B&H had approximately $169 million under management. Charles N. Berents, Jr. owns
46% of B&H and Herbert P. Hess owns 54% of B&H.


     Portfolio  Managers.   The  day-to-day  management
responsibilities for the Fund's portfolio are primarily handled by B&H's portfolio managers, Mr. Berents and Mr. Hess. Mr. Berents, Managing Director of B&H, has been with the firm since 1984. Mr. Hess, Managing
Director  of  B&H, has been with the firm  since  1991.
The Fund's portfolio is reviewed whenever a securities transaction opportunity arises based on the Fund's investment strategy. The portfolio managers make the final buy and sell decisions for the Fund.


     Custodian,   Transfer  Agent  and   Administrator.
Firstar  Bank,  N.A. acts as custodian  of  the  Fund's
assets.   Firstar Mutual Fund Services, LLC  serves  as
Transfer Agent for the Fund (the "Transfer Agent")  and
as  the  Fund's administrator.  Firstar Bank, N.A.  and
Firstar   Mutual  Fund  Services,  LLC  are  affiliated
entities and are collectively referred to in this Prospectus as "Firstar."


Your Account

How to Purchase Shares

     Shares of the Fund are sold on a continuous basis at net asset value. The Fund's net asset value is determined as of the close of trading on the New York
Stock Exchange (the "NYSE") (generally 4:00 p.m.,
Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

     The Fund's minimum initial investment is $100,000.
Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

     If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to seven business days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000

     You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to:
Frontegra Funds, Inc., c/o Firstar Mutual Fund
Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-
0701.  For overnight deliveries, please use 615
E. Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee.
You will also be responsible for any losses suffered by the Fund as a result. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The
Company reserves the right to decline an application in whole or in part.

     Alternatively, you may place an order to purchase shares of the Fund through a broker/dealer.
Broker/dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker/dealer to place the order with the Fund on a timely basis.

     In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The
Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:


            Firstar Bank, N.A.
            ABA Number 075000022
            For credit to Firstar Mutual Fund Services, LLC
            Account Number 112-952-137
            For further credit to Frontegra Funds, Inc.
            (investor account number)
            (name or account registration)
            (Social Security or Taxpayer Identification Number)
            (identify Frontegra Emerging Growth Fund)


The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000

     You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares

     You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected. In addition to the redemption procedures described below, redemptions may also be made through broker/dealers who may charge a commission or other transaction fee.

Written Redemption

     To redeem your Fund shares please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box
701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 E. Michigan Street, Third Floor, Milwaukee,
Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The
Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $12 service fee for wire redemptions. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees

     Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination

     Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven business days of the redemption.

Exchange Privilege

     You may exchange your shares in the Fund for shares in any other Fund of the Company at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form.
An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615
E. Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Valuation of Fund Shares

     The price of Fund shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New
Year's Day, Martin Luther King, Jr. Day, President's
Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly period.

Tax-Sheltered Retirement Plans


     The Company offers through its Custodian, Firstar
Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.


Dividends, Capital Gain Distributions And Tax Treatment

     For federal income tax purposes, all dividends and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund.
Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     The Fund will usually distribute dividends and capital gains at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment
(plus cash received, if any) remains the same.  The
Fund expects that, because of its investment objective, its distributions will consist primarily of capital gains. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o Firstar Mutual
Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin
53201-0701.  For overnight deliveries, please use 615
E. Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

     If you do not furnish the Fund with your correct
Social Security Number or Taxpayer Identification
Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Year 2000 Issue

     The Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, the Subadviser and Firstar. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Fund.

     The Adviser has made compliance with the Year 2000
Issue a high priority and is taking steps that it believes are reasonably designed to address the Year
2000 Issue with respect to its computer systems.  The
Adviser has also been informed that comparable steps are being taken by the Subadviser. In addition, Firstar has represented to the Adviser that it does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as a service provider to the Fund. However, there can be no assurance that the steps taken by the Adviser, Subadviser or Firstar will be sufficient to avoid any adverse impact.


     With respect to the companies in which the Fund invests, the Fund cannot make any assurances as to their Year 2000 compliance efforts. To the extent the Fund invests in foreign companies, those companies may be more likely to be affected by Year 2000 issues. In the event that one or more of these companies is not Year 2000 compliant, the Fund's investment in such companies may be adversely affected.

DIRECTORS                            TRANSFER AGENT AND ADMINISTRATOR

William D. Forsyth III               Firstar Mutual Fund Services, LLC
Thomas J. Holmberg, Jr.              For overnight deliveries, use:
David L. Heald                       Frontegra Funds, Inc.
                                     c/o Firstar Mutual Fund Services, LLC
OFFICERS                             615 East Michigan Street, 3rd Floor
                                     Milwaukee, Wisconsin  53202
William D. Forsyth III
Thomas J. Holmberg, Jr.              For regular mail deliveries, use:

INVESTMENT ADVISER                   Frontegra Funds, Inc.
                                     c/o Firstar Mutual Fund Services, LLC
Frontegra Asset Management, Inc.     P.O. Box 701
400 Skokie Blvd.                     Milwaukee, Wisconsin  53201-0701
Suite 500
Northbrook, Illinois 60062           AUDITORS

SUB-ADVISER                          Ernst & Young LLP
                                     Sears Tower
Berents & Hess Capital Management    233 S. Wacker Drive
Incorporated                         Chicago, Illinois  60606-6301
99 Summer Street
Suite 1720                           LEGAL COUNSEL
Boston, Massachusetts 02119
                                     Godfrey & Kahn, S.C.
CUSTODIAN                            780 N. Water Street
                                     Milwaukee, Wisconsin  53202
Firstar Bank, N.A.



Additional information regarding the Company and the
Fund is included in the Statement of Additional
Information ("SAI") which has been filed with the
Securities and Exchange Commission ("SEC") and is
incorporated in this Prospectus by reference.   You may
receive the Fund's SAI free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address listed on the cover page of this Prospectus or by calling, toll-free, 1-888-825-2100.


Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-
8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


The Company's 1940 Act File Number is 811-7685.

          STATEMENT OF ADDITIONAL INFORMATION

                 FRONTEGRA FUNDS, INC.
           Frontegra Total Return Bond Fund
              Frontegra Opportunity Fund
                 Frontegra Growth Fund
            Frontegra Emerging Growth Fund

         c/o Firstar Mutual Fund Services, LLC
                     P.O. Box 701
            Milwaukee, Wisconsin 53201-0701

                    1-888-825-2100



     This  Statement of Additional Information  ("SAI")
is  not  a prospectus and should be read in conjunction
with  the  Prospectuses of the Frontegra  Total  Return
Bond Fund (the "Total Return Bond Fund"), the Frontegra
Opportunity   Fund   (the  "Opportunity   Fund"),   the
Frontegra  Growth  Fund  (the "Growth  Fund")  and  the
Frontegra  Emerging Growth Fund (the  "Emerging  Growth
Fund")  dated  December 31, 1999, each of  which  is  a
series   of   Frontegra  Funds,  Inc.  (the  "Company")
(individually,   a   "Fund,"  and   collectively,   the
"Funds").   The  audited financial statements  for  the
Total Return Bond, Opportunity and Growth Funds for the
fiscal  period  ended  June 30, 1999  are  incorporated
herein   by  reference  to  those  Funds'  1999  Annual
Reports.   A  copy of a Prospectus and/or each  of  the
above-noted Fund's 1999 Annual Report is available without charge upon request to the above address or toll-free telephone number.




This Statement of Additional Information is dated December 31, 1999.

Table of Contents


FUND ORGANIZATION                                               1

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL                 1

IMPLEMENTATION OF INVESTMENT OBJECTIVE                          3

DIRECTORS AND OFFICERS                                         17

PRINCIPAL SHAREHOLDERS                                         18

INVESTMENT ADVISER                                             19

FUND TRANSACTIONS AND BROKERAGE                                21

CUSTODIAN                                                      22

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT                   22

ADMINISTRATOR AND FUND ACCOUNTANT                              23

SHAREHOLDER MEETINGS                                           23

PURCHASE AND PRICING OF SHARES                                 23

TAXATION OF THE FUND                                           24

PERFORMANCE INFORMATION                                        24

INDEPENDENT AUDITORS                                           26

FINANCIAL STATEMENTS                                           26

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN
THIS SAI AND THE PROSPECTUSES DATED DECEMBER 31, 1999.
THE COMPANY HAS NOT AUTHORIZED OTHERS TO PROVIDE
ADDITIONAL INFORMATION.  THIS SAI IS NOT AN OFFER TO
SELL SECURITIES IN ANY STATE OR JURISDICTION WHERE THE
OFFERING CANNOT LEGALLY BE MADE.

Fund Organization

     The  Company is an open-end management  investment
company,  commonly referred to as a mutual  fund.   The
Company was organized as a Maryland corporation on  May
24, 1996.


     The  Company  is authorized to issue  150,000,000,
$.01  par value shares of common stock, in addition  to
the  100,000,000, $.01 par value shares  of  the  Total
Return  Bond  Fund,  the 100,000,000,  $.01  par  value
shares   of   the  Frontegra  Opportunity   Fund,   the
100,000,000,  $.01 par value shares  of  the  Frontegra
Growth Fund and the 50,000,000 $.01 par value shares of
the   Frontegra  Emerging  Growth  Fund.   The   assets
belonging to each Fund will be held separately  by  the
custodian,  Firstar Bank, N.A.,  and  if  the
Company   issues  additional  series,  each  additional
series will be held separately. In effect, each series will be a separate fund.


     Each  share  of  common  stock,  irrespective   of
series,  is  entitled  to one vote  on  all  questions,
except that certain matters must be voted on separately
by the series of shares affected, and matters affecting
only  one  series are voted upon only by  that  series.
Shares  have non-cumulative voting rights, which  means
that  the holders of more than 50% of the shares voting
for  the  election of Directors can elect  all  of  the
Directors  if they choose to do so and, in such  event,
the holders of the remaining shares will not be able to
elect  any person or persons to the Board of Directors.
Each  share  of common stock is entitled to participate
in   dividends  and  capital  gains  distributions   as
determined by the Board of Directors. Each share is entitled to the residual assets of the respective series in the event of liquidation.

Fund Policies:  Fundamental and Non-Fundamental

     The  investment objective of the Total Return Bond
Fund  is a high level of total return, consistent  with
the  preservation of capital.  The investment objective
of  the Opportunity Fund is capital appreciation.   The
investment objective of the Growth Fund is long-term capital appreciation. The investment objective of the Emerging Growth Fund is long-term capital appreciation.
These investment objectives may not be changed without shareholder approval. Each Fund is diversified.

     The  following is a complete list of  each  Fund's
fundamental  investment  limitations  which  cannot  be
changed  without shareholder approval,  which  requires
the  approval of a majority of each Fund's  outstanding
voting securities.  As used herein, a "majority of each
Fund's  outstanding voting securities" means the lesser
of  (i) 67% of the shares of common stock of each  Fund
represented at a meeting at which more than 50% of  the
outstanding shares are present, or (ii) more  than  50%
of the outstanding shares of common stock of the Fund.

     Each Fund:

     1.   May  not  with  respect to 75% of  its  total
          assets, purchase the securities of any issuer
          (except  securities issued or  guaranteed  by
          the  U.S.  government  or  its  agencies   or
          instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or
          (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     2.   May (i) borrow money from banks and (ii) make
          other   investments  or   engage   in   other
          transactions permissible under the Investment
          Company  Act  of 1940 (the "1940 Act")  which
          may  involve a borrowing, provided  that  the
          combination of (i) and (ii) shall not  exceed
          33-1/3%  of  the  value of the  Fund's  total
          assets (including the amount borrowed),  less
          the    Fund's    liabilities   (other    than
          borrowings). The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.

     3. May not issue senior securities, except as permitted under the 1940 Act.

     4. May not act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

     5.   May not purchase or sell physical commodities
          unless  acquired as a result of ownership  of
          securities  or  other instruments  (but  this
          limitation  shall not prevent the  Fund  from
          purchasing   or   selling  options,   futures
          contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

     6. May not make loans if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

     7.   May not purchase the securities of any issuer
          if,  as a result, more than 25% of the Fund's
          total   assets  would  be  invested  in   the
          securities of issuers, the principal business activities of which are in the same industry.

     8.   May  not purchase or sell real estate  unless
          acquired   as   a  result  of  ownership   of
          securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

     With  the  exception of the investment restriction
set out in item 2 above, if a percentage restriction is
adhered  to at the time of investment, a later increase
in  percentage resulting from a change in market  value
of   the  investment  or  the  total  assets  will  not
constitute a violation of that restriction.

     The   following  are  the  Funds'  non-fundamental
operating policies which may be changed by the Board of Directors of the Company (the "Board of Directors") without shareholder approval.

     Each Fund may not:

     1.   Sell  securities short, unless the Fund  owns
          or   has   the  right  to  obtain  securities
          equivalent   in  kind  and  amount   to   the
          securities  sold  short or unless  it  covers
          such  short  sale as required by the  current
          rules  and  positions of the  Securities  and
          Exchange   Commission  or  its   staff,   and
          provided   that  transactions   in   options,
          futures   contracts,   options   on   futures
          contracts,  or  other derivative  instruments
          are   not   deemed   to  constitute   selling
          securities short.

     2.   Purchase  securities on margin,  except  that
          the  Fund may obtain such short-term  credits
          as   are  necessary  for  the  clearance   of
          transactions,   and  provided   that   margin
          deposits    in   connection   with    futures
          contracts,  options on futures contracts,  or
          other   derivative  instruments   shall   not
          constitute purchasing securities on margin.

     3.   Invest in illiquid securities if, as a result
          of  such investment, more than 15% of its net
          assets   would   be  invested   in   illiquid
          securities, or such other amounts as may be permitted under the 1940 Act.

     4.   Purchase   securities  of  other   investment
          companies except in compliance with the  1940
          Act.

     5.   Invest all of its assets in the securities of
          a   single   open-end  investment  management
          company    with   substantially   the    same
          fundamental       investment       objective,
          restrictions and policies as the Fund.

     6.   Engage  in  futures  or  options  on  futures
          transactions which are impermissible pursuant
          to  Rule 4.5 under the Commodity Exchange Act
          and,  in  accordance with Rule 4.5, will  use
          futures  or  options on futures  transactions
          solely  for  bona  fide hedging  transactions
          (within the meaning of the Commodity Exchange
          Act),  provided, however, that the Fund  may,
          in    addition    to   bona   fide    hedging
          transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money
          (within the meaning of the Commodity Exchange
          Act),  do  not  exceed 5% of the  Fund's  net
          assets.

     7.   Borrow  money, except (i) from banks or  (ii)
          through  reverse  repurchase  agreements   or
          mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

     8. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or
          (ii) engaging in repurchase agreements.

Implementation Of Investment Objective

     The    following   information   supplements   the
discussion   of   the  Funds'  investment   objectives,
policies, and techniques that are described in each Prospectus under the captions "Investment Objective" and "Implementation of Investment Objective."

Illiquid Securities

     The Funds may invest in illiquid securities (i.e.,
securities  that  are  not  readily  marketable).   For
purposes   of  this  restriction,  illiquid  securities
include,  but are not limited to, restricted securities
(securities  the  disposition of  which  is  restricted
under  the  federal securities laws), securities  which
may  only  be  resold pursuant to Rule 144A  under  the
Securities  Act  of 1933, as amended  (the  "Securities
Act"),  and  repurchase agreements with  maturities  in
excess of seven days.  However, none of the Funds  will
acquire  illiquid  securities if,  as  a  result,  such
securities would comprise more than 15% of the value of
the  Fund's  net  assets.  The  Growth  Fund  does  not
currently  intend to invest more than  5%  of  its  net
assets  in  illiquid securities.  Rule 144A  securities
will be treated as illiquid securities, subject to  the
liquidity  guidelines.  The Board of Directors  or  its
delegate  has  the ultimate authority to determine,  to
the  extent  permissible under the  federal  securities
laws,  which  securities  are liquid  or  illiquid  for
purposes   of  this  15%  limitation.   The  Board   of
Directors  has  delegated  to  each  Fund's  respective
subadviser   the   day-to-day  determination   of   the
liquidity  of  any security, although it  has  retained
oversight   and   ultimate  responsibility   for   such
determinations.    Although  no  definitive   liquidity
criteria  are used, the Board of Directors has directed
each  subadviser  to look to such factors  as  (i)  the
nature  of  the  market for a security  (including  the
institutional private resale market), (ii) the terms of
certain  securities or other instruments  allowing  for
the  disposition to a third party or the issuer thereof
(e.g.,   certain  repurchase  obligations  and   demand
instruments),   (iii)   the  availability   of   market
quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

     Restricted   securities  may  be  sold   only   in
privately  negotiated  transactions  or  in  a   public
offering with respect to which a registration statement
is   in   effect  under  the  Securities  Act.    Where
registration  is required, a Fund may be  obligated  to
pay  all  or  part of the registration expenses  and  a
considerable period may elapse between the time of  the
decision  to sell a security and the time the Fund  may
be  permitted  to  sell a security under  an  effective
registration  statement.  If,  during  such  a  period,
adverse  market  conditions were to develop,  the  Fund
might  obtain  a less favorable price than  that  which
prevailed   when   it  decided  to  sell.    Restricted
securities  will be priced at fair value as  determined
in  good  faith by the Board of Directors.  If, through
the   appreciation  of  restricted  securities  or  the
depreciation  of  unrestricted securities,  the  Growth
Fund should be in a position where more than 5% of  the
value  of  its  net  assets are  invested  in  illiquid
securities  and  the  Total  Return  Bond   Fund,   the
Opportunity Fund and the Emerging Growth Fund should be
in a position where more than 15% of the value of their
respective   net  assets  are  invested   in   illiquid
securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

     The  Total  Return  Bond Fund may  invest  without
limitation   in  cash  and  short-term   fixed   income
securities.  The Opportunity Fund may invest up to  20%
of its total assets in cash and short-term fixed income
securities for any purpose and up to 100% of its  total
assets   may  be  invested  in  such  instruments   for
temporary defensive purposes.  The Growth Fund and  the
Emerging Growth Fund intend to be fully invested at all
times and accordingly will only hold cash or short-term
fixed  income securities to meet anticipated redemption
requests, pending investment and to pay expenses which,
in  any  case, generally will not exceed 20%  of  total
assets with respect to the Growth Fund and 15% of total
assets  with respect to the Emerging Growth Fund.   The
Growth  Fund and the Emerging Growth Fund may, however,
temporarily exceed this 20% or 15% limitation,  as  the
case   may  be,  but  only  in  circumstances   pending
investment and only for short periods of time.   Short-
term fixed income securities are defined to include without limitation, the following:

     1. U.S.  government  securities, including  bills,
        notes  and  bonds differing as to maturity  and
        rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S.
        government   agencies   or   instrumentalities.
        U.S.   government  agency  securities   include
        securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small
        Business   Administration  and  the  Government
        National     Mortgage    Association,     whose
        securities are supported by the full faith and credit of the United States; (b) the Federal
        Home  Loan  Banks, Federal Intermediate  Credit
        Banks   and  the  Tennessee  Valley  Authority,
        whose securities are supported by the
        right of the agency to borrow from the U.S. Treasury;
        (c)  the Federal National Mortgage Association,
        whose   securities   are   supported   by   the
        discretionary authority of the U.S.  government
        to  purchase certain obligations of the  agency
        or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such
        U.S.    government-sponsored    agencies     or
        instrumentalities, no assurance  can  be  given
        that it always will do so since it is not so obligated by law. The U.S. government, its
        agencies   and   instrumentalities    do    not
        guarantee  the market value of their securities
        and  consequently the value of such  securities
        may fluctuate.

     2. Certificates  of Deposit issued  against  funds
        deposited  in  a  bank  or  savings  and   loan
        association.   Such  certificates  are  for   a
        definite period of time, earn a specified  rate
        of  return and are normally negotiable. If such
        certificates  of  deposit  are  non-negotiable,
        they  will  be  considered illiquid  securities
        and  be  subject to each Fund's restriction  on
        investments  in illiquid securities.   Pursuant
        to  the  certificate  of  deposit,  the  issuer
        agrees   to  pay  the  amount  deposited   plus
        interest  to  the bearer of the certificate  on
        the  date  specified  thereon.   Under  current
        Federal     Deposit    Insurance    Corporation
        regulations, the maximum insurance payable as to any one certificate of deposit is $100,000;
        therefore, certificates of deposit purchased by a Fund may not be fully insured.

     3. Bankers'   acceptances  which  are   short-term
        credit  instruments used to finance  commercial
        transactions.   Generally, an acceptance  is  a
        time  draft  drawn on a bank by an exporter  or
        an  importer to obtain a stated amount of funds
        to  pay for specific merchandise.  The draft is
        then  "accepted"  by a bank  that,  in  effect,
        unconditionally  guarantees  to  pay  the  face
        value  of the instrument on its maturity  date.
        The   acceptance  may  then  be  held  by   the
        accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

     4. Repurchase  agreements which involve  purchases
        of  debt securities.  In such an action, at the
        time   a   Fund  purchases  the  security,   it
        simultaneously agrees to resell  and  redeliver
        the   security   to   the  seller,   who   also
        simultaneously agrees to buy back the  security
        at  a  fixed  price and time.  This  assures  a
        predetermined  yield for the  Fund  during  its
        holding  period  since  the  resale  price   is
        always  greater  than the  purchase  price  and
        reflects  an  agreed-upon  market  rate.   Such
        actions  afford an opportunity for the Fund  to
        invest  temporarily available cash.  The  Funds
        may  enter into repurchase agreements only with
        respect  to obligations of the U.S. government,
        its      agencies     or     instrumentalities,
        certificates    of    deposit,    or    bankers
        acceptances  in  which the  Funds  may  invest.
        Repurchase  agreements may be considered  loans
        to    the   seller,   collateralized   by   the
        underlying securities.  The risk to  the  Funds
        is  limited to the ability of the seller to pay
        the  agreed-upon  sum on the  repurchase  date.
        In   the   event  of  default,  the  repurchase
        agreement  provides that the affected  Fund  is
        entitled  to  sell  the underlying  collateral.
        However,   if  the  value  of  the   collateral
        declines  after the agreement is entered  into,
        and  if  the seller defaults under a repurchase
        agreement  when  the value  of  the  underlying
        collateral  is less than the repurchase  price,
        the  Fund  could incur a loss of both principal
        and  interest.  Each Fund's subadviser monitors
        the  value  of the collateral at the  time  the
        transaction  is entered into and at  all  times
        during  the  term of the repurchase  agreement.
        The   subadviser  does  so  in  an  effort   to
        determine  that  the value  of  the  collateral
        always   equals  or  exceeds  the   agreed-upon
        repurchase  price to be paid to the  Fund.   If
        the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     5. Bank  time deposits, which are monies  kept  on
        deposit   with  banks  or  savings   and   loan
        associations for a stated period of time  at  a
        fixed   rate   of  interest.   There   may   be
        penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

     6. Commercial   paper   consists   of   short-term
        unsecured promissory notes, including  variable
        rate    master   demand   notes    issued    by
        corporations    to   finance   their    current
        operations.   Master demand  notes  are  direct
        lending  arrangements  between  a  Fund  and  a
        corporation.  There is no secondary market  for
        the  notes.   However, they are  redeemable  by
        the  Funds at any time.  Each Fund's subadviser
        will  consider the financial condition  of  the
        corporation  (e.g., earning  power,  cash  flow
        and  liquidity  ratios) and  will  continuously
        monitor  the corporation's ability to meet  all
        of  its financial obligations, because a Fund's
        liquidity  might be impaired if the corporation
        were  unable  to pay principal and interest  on
        demand.   Investments in commercial paper  will
        be  limited  to commercial paper rated  in  the
        two   highest  categories  by  a  major  rating
        agency  or  unrated commercial paper which  is,
        in  the  opinion of Frontegra Asset Management,
        Inc.  (the  "Adviser")  or  a  subadviser,   of
        comparable quality.

     Short-term fixed income securities must  be  rated
at  least A or higher by S&P, Moody's Investors Service
("Moody's") or Fitch Investors Service, Inc.  ("Fitch")
or  A- or higher by Duff & Phelps, Inc. ("D&P").  These
securities (each of which has a stated maturity of  one
year or less from the date of purchase unless otherwise
indicated)   include:    U.S.  government   securities,
including  bills,  notes  and bonds,  differing  as  to
maturity and rate of interest, which are either  issued
or   guaranteed  by  the  U.S.  Treasury  or  by   U.S.
governmental     agencies     or     instrumentalities;
certificates of deposit issued against funds  deposited
in  a  U.S. bank or savings and loan association;  bank
time  deposits, which are monies kept on  deposit  with
U.S.  banks  or  savings and loan  associations  for  a
stated  period  of  time at a fixed rate  of  interest;
bankers'   acceptances  which  are  short-term   credit
instruments  used  to finance commercial  transactions;
commercial  paper  and commercial  paper  master  notes
(which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P, or Fitch 2 or higher by Fitch; or repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities.
The Funds may also invest in the short-term investment funds of their custodial bank.

Short Sales Against the Box

     When the Adviser or a subadviser believes that the
price of a particular security held by the Total Return
Bond  Fund, the Growth Fund or the Emerging Growth Fund
may  decline, it may make "short sales against the box"
to hedge the unrealized gain on such security.  Selling
short against the box involves selling a security which
the  Fund owns for delivery at a specified date in  the
future.   The  Total Return Bond Fund, the Growth  Fund
and   the   Emerging  Growth  Fund  will  limit   their
transactions in short sales against the box to 5% of their respective net assets.

Variable- or Floating-Rate Securities

     The   Total   Return  Bond  Fund  may  invest   in
securities which offer a variable- or floating-rate  of
interest.    Variable-rate   securities   provide   for
automatic establishment of a new interest rate at fixed
intervals (e.g., daily, monthly, semi-annually,  etc.).
Floating-rate   securities   generally   provide    for
automatic adjustment of the interest rate whenever some
specified  interest rate index changes.   The  interest
rate  on  variable-  or  floating-rate  securities   is
ordinarily  determined  by  reference  to   or   is   a
percentage  of  a  bank's prime rate, the  90-day  U.S.
Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable-  or floating-rate securities  frequently
include  a demand feature entitling the holder to  sell
the  securities to the issuer at par.  In  many  cases,
the  demand feature can be exercised at any time  on  7
days  notice;  in  other cases, the demand  feature  is
exercisable at any time on 30 days notice or on similar
notice  at  intervals of not more than one year.   Some
securities  which  do  not have  variable  or  floating
interest  rates  may be accompanied by  puts  producing
similar   results  and  price  characteristics.    When
considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

     Variable-rate  demand notes include master  demand
notes  which  are obligations that permit the  Fund  to
invest  fluctuating  amounts, which  may  change  daily
without   penalty,  pursuant  to  direct   arrangements
between  the  Fund, as lender, and the  borrower.   The
interest  rates on these notes fluctuate from  time  to
time.   The issuer of such obligations normally  has  a
corresponding right, after a given period, to prepay in
its  discretion the outstanding principal amount of the
obligations  plus  accrued interest  upon  a  specified
number   of  days'  notice  to  the  holders  of   such
obligations.   The  interest rate  on  a  floating-rate
demand  obligation  is based on a known  lending  rate,
such   as   a  bank's  prime  rate,  and  is   adjusted
automatically  each time such rate  is  adjusted.   The
interest  rate on a variable-rate demand obligation  is
adjusted    automatically   at   specified   intervals.
Frequently, such obligations are secured by letters  of
credit or other credit support arrangements provided by
banks.  Because  these obligations are  direct  lending
arrangements between the lender and borrower, it is not
contemplated  that such instruments will  generally  be
traded. There generally is not an established secondary
market   for  these  obligations,  although  they   are
redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

     The  Total  Return Bond Fund will not invest  more
than  15%  of its net assets in variable- and floating-
rate demand obligations that are not readily marketable
(a  variable-  or floating-rate demand obligation  that
may  be  disposed of on not more than seven days notice
will  be  deemed  readily marketable and  will  not  be
subject   to  this  limitation).   In  addition,   each
variable-  or  floating-rate obligation must  meet  the
credit quality requirements applicable to all the Fund's
investments  at  the time  of  purchase.   When
determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

     In   determining   the  Fund's  weighted   average
portfolio  maturity, the Fund will consider a  floating
or  variable rate security to have a maturity equal  to
its  stated maturity (or redemption date if it has been
called for redemption), except that it may consider (i)
variable  rate securities to have a maturity  equal  to
the period remaining until the next readjustment in the
interest rate, unless subject to a demand feature, (ii)
variable rate securities subject to a demand feature to
have  a  remaining maturity equal to the longer of  (a)
the  next readjustment in the interest rate or (b)  the
period  remaining until the principal can be  recovered
through  demand,  and  (iii) floating  rate  securities
subject to a demand feature to have a maturity equal to
the  period  remaining  until  the  principal  can   be
recovered through demand. Variable and floating rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

When-Issued Securities

     The  Total Return Bond Fund may from time to  time
purchase  securities  on  a "when-issued"  basis.   The
price of securities purchased on a when-issued basis is
fixed  at the time the commitment to purchase is  made,
but  delivery and payment for the securities take place
at  a later date.  Normally, the settlement date occurs
within  45  days  of the purchase.  During  the  period
between the purchase and settlement, no payment is made
by the Fund to the issuer and no interest is accrued on
debt  securities or dividend income is earned on equity
securities.  When-issued securities involve a  risk  of
loss  if  the  value of the security  to  be  purchased
declines prior to the settlement date, which risk is in
addition to the risk of decline in value of the  Fund's
other assets.  While when-issued securities may be sold
prior  to  the  settlement date, the  Fund  intends  to
purchase  such securities with the purpose of  actually
acquiring  them.   At  the  time  the  Fund  makes  the
commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

     The  Fund  will  maintain  cash,  U.S.  government
securities  and  liquid securities equal  in  value  to
commitments    for   when-issued   securities.     Such
segregated  securities  either  will  mature   or,   if
necessary,  be  sold on or before the settlement  date.
When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves
(which may have a market value greater or less than the Fund's payment obligation).

Investment Grade Debt Obligations

     Investment  grade debt obligations  include:   (i)
U.S. government securities; (ii) commercial paper rated
in  one  of the three highest rating categories  (e.g.,
A-2 or higher by S&P); (iii) short-term notes rated  in
one  of the three highest rating categories (e.g., SP-2
or  higher by S&P); (iv) bonds rated in one of the four
highest rating categories (e.g., BBB or higher by S&P);
and  (v)  unrated securities determined by a subadviser
to   be   of  comparable  quality.   Investment   grade
securities  are  generally believed to have  relatively
low   degrees   of   credit  risk.   However,   certain
investment grade securities may have some speculative characteristics because their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Non-Investment Grade Debt Securities (Junk Bonds)

     The Total Return Bond Fund may invest up to 25% of
its net assets in junk bonds.  While generally offering
higher  yields  than investment grade  securities  with
similar    maturities,   non-investment   grade    debt
securities   involve  greater  risks,   including   the
possibility  of  default  or  bankruptcy.    They   are
regarded  as predominantly speculative with respect  to
the   issuer's  capacity  to  pay  interest  and  repay
principal.    The   special  risk   considerations   in
connection  with  investments in these  securities  are
discussed  below.   Refer  to  the  Appendix  of   this
Statement of Additional Information for a discussion of securities ratings.

     Effect  of  Interest Rates and  Economic  Changes.
The  junk bond market is relatively new and its  growth
has paralleled a long economic expansion.  As a result,
it  is  not  clear  how  this market  may  withstand  a
prolonged  recession  or economic  downturn.   Such  an
economic downturn could severely disrupt the market for and adversely affect the value of such securities.

     All    interest-bearing    securities    typically
experience appreciation when interest rates decline and
depreciation  when  interest rates  rise.   The  market
values   of  junk  bond  securities  tend  to   reflect
individual  corporate developments to a greater  extent
than  do higher rated securities, which react primarily
to fluctuations in the general level of interest rates.
Junk bond securities also tend to be more sensitive  to
economic  conditions than are higher-rated  securities.
As  a  result, they generally involve more credit risks
than securities in the higher-rated categories.  During
an  economic downturn or a sustained period  of  rising
interest  rates, highly leveraged issuers of junk  bond
securities may experience financial stress and may  not
have   sufficient  revenues  to  meet   their   payment
obligations.   The risk of loss due to  default  by  an
issuer  of  these  securities is significantly  greater
than  issuers  of higher-rated securities because  such
securities  are  generally  unsecured  and  are   often
subordinated  to  other  creditors.   Further,  if  the
issuer of a junk bond security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     Payment   Expectations.   Junk   bond   securities
typically   contain  redemption,  call  or   prepayment
provisions  which permit the issuer of such  securities
containing such provisions to redeem the securities  at
its  discretion.   During periods of  falling  interest
rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

     Credit  Ratings.  Credit ratings issued by credit-
rating  agencies evaluate the safety of  principal  and
interest  payments of rated securities.  They  do  not,
however,  evaluate the market value risk of  junk  bond
securities  and,  therefore may not fully  reflect  the
true  risks  of  an  investment.  In  addition,  credit
rating agencies may or may not make timely changes in a
rating  to  reflect changes in the economy  or  in  the
condition of the issuer that affect the market value of
the  security.  Consequently, credit ratings  are  used
only  as a preliminary indicator of investment quality.
Investments  in  junk  bond  securities  will  be  more
dependent  on  the  subadviser's credit  analysis  than
would  be the case with investments in investment-grade
debt securities.  The subadviser employs its own credit
research  and  analysis,  which  includes  a  study  of
existing  debt, capital structure, ability  to  service
debt and to pay dividends, the issuer's sensitivity  to
economic  conditions,  its operating  history  and  the
current  trend of earnings.  The subadviser continually
monitors the Fund's investments and carefully evaluates
whether to dispose of or to retain junk bond securities
whose  credit  ratings  or  credit  quality  may   have
changed.

     Liquidity  and  Valuation.   The  Fund  may   have
difficulty  disposing of certain junk  bond  securities
because  there  may be a thin trading market  for  such
securities.   Because not all dealers maintain  markets
in  all  junk  bond securities there is no  established
retail  secondary market for many of these  securities.
The Fund anticipates that such securities could be sold
only  to  a  limited number of dealers or institutional
investors.   To  the extent a secondary trading  market
does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund.
Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

Debt Obligations-General

     The  debt  obligations that the Total Return  Bond
Fund   may  invest  in  include:   (i)  corporate  debt
securities,  including  bonds, debentures,  and  notes;
(ii) bank obligations, such as certificates of deposit,
banker's acceptances and time deposits of domestic  and
foreign banks, domestic savings associations and  their
subsidiaries and branches (in amounts in excess of  the
current   $100,000   per  account  insurance   coverage
provided by the Federal Deposit Insurance Corporation);
(iii)   commercial  paper  (including   variable-amount
master  demand notes); (iv) repurchase agreements;  (v)
loan interests; (vi) foreign debt obligations issued by
foreign issuers traded either in foreign markets or  in
domestic  markets  through depositary  receipts;  (vii)
convertible  securities - debt obligations  convertible
into  or  exchangeable for equity  securities  or  debt
obligations that carry with them the right  to  acquire
equity securities, as evidenced by warrants attached to
such  securities, or acquired as part of units  of  the
securities;  (viii) preferred stocks - securities  that
represent  an  ownership interest in a corporation  and
that give the owner a prior claim over common stock  on
the  company's earnings or assets; (ix) U.S. government
securities;     (x)     mortgage-backed     securities,
collateralized   mortgage   obligations   and   similar
securities; and (xi) municipal obligations.

Corporate Debt Securities

     The Total Return Bond Fund may invest in corporate
debt  securities.   Corporate debt  securities  include
investment  grade  and non-investment  grade  corporate
bonds,  debentures, notes and other  similar  corporate
debt  instruments,  including  convertible  securities.
Corporate debt securities may be acquired with warrants
attached.   Income producing corporate debt  securities
may  also  include  forms  of preferred  or  preference
stock.   The  rate  of  interest on  a  corporate  debt
security  may be fixed, floating or variable,  and  may
vary  inversely with respect to a reference rate.   See
"Variable and Floating Rate Securities" above.

Mortgage- and Other Asset-Backed Securities

     The Total Return Bond Fund may invest in mortgage-
and  other  asset-backed  securities.   Mortgage-backed
securities  represent direct or indirect  participation
in,  or are secured by and payable from, mortgage loans
secured by real property, and include single- and multi-
class   pass-through   securities  and   collateralized
mortgage obligations.  Such securities may be issued or
guaranteed    by    U.S.   government    agencies    or
instrumentalities  or  by  private  issuers,  generally
originators   in  mortgage  loans,  including   savings
associations,   mortgage  bankers,  commercial   banks,
investment   bankers  and  special   purpose   entities
(collectively,   "private  lenders").   Mortgage-backed
securities  issued by private lenders may be  supported
by  pools  of  mortgage loans or other  mortgage-backed
securities  that are directly or indirectly  guaranteed
by  the  U.S.  government or one  of  its  agencies  or
instrumentalities,  or they may be issued  without  any
governmental  guarantee  of  the  underlying   mortgage
assets but with some form of non-governmental credit enhancement.

     Asset-backed     securities    have     structural
characteristics similar to mortgage-backed  securities.
However,  the  underlying  assets  are  not  first-lien
mortgage  loans  or interests therein.   Instead,  they
include assets such as motor vehicle installment  sales
contracts,  installment  loan  contracts,  home  equity
loans,   leases  of  various  types  of  property   and
receivables from credit card issuers or other revolving
credit  arrangements.   Payments  or  distributions  of
principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

     The  yield characteristics of mortgage- and asset-
backed securities differ from those of traditional debt
obligations.  Among the principal differences are  that
interest   and   principal  payments  are   made   more
frequently  on  mortgage- and asset-backed  securities,
usually  monthly, and that principal may be prepaid  at
any time because the underlying mortgage loans or other
assets  generally may be prepaid at  any  time.   As  a
result,  if  the Fund purchases these securities  at  a
premium, a prepayment rate that is faster than expected
will  reduce yield to maturity, while a prepayment rate
that  is  slower than expected will have  the  opposite
effect   of   increasing   the   yield   to   maturity.
Conversely, if the Fund purchases these securities at a
discount,  a  prepayment  rate  that  is  faster   than
expected  will  increase yield  to  maturity,  while  a
prepayment  rate  that  is slower  than  expected  will
reduce  yield to maturity.  Accelerated prepayments  on
securities  purchased by the Fund  at  a  premium  also
impose  a risk of loss of principal because the premium
may  not  have  been fully amortized at  the  time  the
principal is prepaid in full.  The market for privately
issued mortgage- and asset-backed securities is smaller
and   less   liquid  than  the  market  for  government
sponsored mortgage-backed securities.

     The Fund may invest in stripped mortgage- or asset-
backed  securities which receive differing  proportions
of   the  interest  and  principal  payments  from  the
underlying assets.  The market value of such securities
generally  is  more sensitive to changes in  prepayment
and  interest  rates than is the case with  traditional
mortgage-  and  asset-backed securities,  and  in  some
cases the market value may be extremely volatile.  With
respect   to  certain  stripped  securities,  such   as
interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Loan Interests

     The  Total Return Bond Fund may invest its  assets
in  loan interests, which are interests in amounts owed
by  a  corporate,  governmental or  other  borrower  to
lenders   or   lending  syndicates.    Loan   interests
purchased by the Fund may have a maturity of any number
of days or years and may be secured or unsecured. Loan interests, which may take the form of interests in, assignments of, or novations of a loan, may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in the case of default or
bankruptcy  of  the  borrower  and,  in  the  case   of
participation  interests, involve a risk of  insolvency
of   the   agent   lending  bank  or  other   financial
intermediary.   Loan interests are  not  rated  by  any
nationally recognized statistical rating organization, and are, at present, not readily marketable and may be subject to contractual restrictions on resale.

Zero-Coupon, Step-Coupon and Pay-In-Kind Securities

     The  Total  Return Bond Fund may invest  in  zero-
coupon, step-coupon and pay-in-kind securities.   These
securities are debt securities that do not make regular
cash  interest  payments.  Zero-coupon and  step-coupon
securities  are sold at a deep discount to  their  face
value.  Pay-in-kind securities pay interest through the
issuance  of  additional  securities.   Because   these
securities do not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires the holders of zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and avoid excise tax, the Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities (which may occur in periods of adverse market prices) in order to generate cash to meet these distribution requirements.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

     The  Total Return Bond Fund may engage in  reverse
repurchase agreements to facilitate portfolio liquidity
(a  practice common in the mutual fund industry) or for
arbitrage   transactions.   In  a  reverse   repurchase
agreement,  the  Fund would sell a security  and  enter
into  an  agreement  to  repurchase  the  security   at
specified  future date and price.  The  Fund  generally
retains the right to interest and principal payments on
the  security.   Since  the  Fund  receives  cash  upon
entering into a reverse repurchase agreement, it may be
considered  a borrowing and therefore, subject  to  the
Fund's   fundamental  investment  restrictions.    When
required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

     The  Fund  also  may  enter into  mortgage  dollar
rolls,  in  which  the Fund would sell  mortgage-backed
securities  for  delivery  in  the  current  month  and
simultaneously   contract  to  purchase   substantially
similar  securities on a specified future date.   While
the  Fund would forego principal and interest  paid  on
the  mortgage-backed securities during the roll period,
it  would be compensated by the difference between  the
current  sale price and the lower price for the  future
purchase  as  well  as by any interest  earned  on  the
proceeds  of the initial sale.  The Fund also could  be
compensated   through  the  receipt   of   fee   income
equivalent to a lower forward price. When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

     The  reverse  repurchase agreements  and  mortgage
dollar  rolls entered into by the Fund may be  used  as
arbitrage transactions in which the Fund will  maintain
an   offsetting  position  in  investment  grade   debt
obligations or repurchase agreements that mature on  or
before  the  settlement date of  the  related  mortgage
dollar roll or reverse repurchase agreement.  Since the
Fund  will  receive  interest  on  the  securities   or
repurchase   agreements  in  which   it   invests   the
transaction proceeds, the transactions may involve leverage.

Foreign Securities and Currencies

     The   Funds   may  invest  directly   in   foreign
securities.   Investments  in  securities  of   foreign
issuers  involve  risks which are in  addition  to  the
usual  risks inherent in domestic investment.  In  many
countries  there is less publicly available information
about  issuers  than is available in  the  reports  and
ratings   published  about  companies   in   the   U.S.
Additionally,  foreign companies  are  not  subject  to
uniform  accounting,  auditing and financial  reporting
standards  as  are companies in the U.S.   Other  risks
inherent in foreign investment include:  expropriation;
confiscatory taxation; capital gains taxes; withholding
taxes   on   dividends  and  interest;  less  extensive
regulation  of foreign brokers, securities markets  and
issuers;   costs   incurred  in   conversions   between
currencies; the possibility of delays in settlement  in
foreign securities markets; limitations on the  use  or
transfer of assets (including suspension of the ability
to   transfer  currency  from  a  given  country);  the
difficulty of enforcing obligations in other countries;
diplomatic  developments;  and  political   or   social
instability.  Foreign economies may differ favorably or
unfavorably from the U.S. economy in various  respects,
and  many foreign securities are less liquid and  their
prices   are   more   volatile  than  comparable   U.S.
securities.

From time to time, foreign securities  may
be difficult to liquidate rapidly without adverse price
effects.    Certain  costs  attributable   to   foreign
investing, such as custody charges and brokerage costs,
are   higher   than  those  attributable  to   domestic
investing.

     Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.
Currency exchange rates can be volatile at times in response to various political and economic conditions.

     In  addition,  the  Funds may  purchase  and  sell
foreign  currency  on a spot basis and  may  engage  in
forward   currency  contracts,  currency  options   and
futures transactions for hedging or any other lawful purpose.

Hedging Strategies

     General  Description of Hedging  Strategies.   The
Funds may engage in hedging activities, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge a Fund's holdings.

     Hedging  instruments on securities  generally  are
used  to  hedge against price movements in one or  more
particular  securities positions that a  Fund  owns  or
intends  to  acquire.   Hedging  instruments  on  stock
indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission
(the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures
Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments will be limited by tax considerations.

     General   Limitations  on  Futures   and   Options
Transactions.   The  Company  has  filed  a  notice  of
eligibility  for exclusion from the definition  of  the
term  "commodity pool operator" with the CFTC  and  the
National Futures Association, which regulate trading in
the  futures markets.  Pursuant to Section 4.5  of  the
regulations  under  the  Commodity  Exchange  Act  (the
"CEA"),  the  notice  of  eligibility  for  the   Funds
includes  the  representation that the Funds  will  use
futures  contracts and related options solely for  bona
fide  hedging  purposes  within  the  meaning  of  CFTC
regulations,  provided that the Funds  may  hold  other
positions in futures contracts and related options that
do  not fall within the definition of bona fide hedging
transactions   (i.e.,  for  speculative  purposes)   if
aggregate initial margins and premiums paid,  less  the
amount  by which any such option positions are  in  the
money (within the meaning of the CEA), do not exceed 5%
of  the  net asset value of the respective  Funds.   In
addition, none of the Funds will enter into futures contracts and options transactions if more than 50% of its net assets would be committed to such instruments.

     The  foregoing  limitations  are  not  fundamental
policies  of  the  Funds  and may  be  changed  without
shareholder  approval  as regulatory  agencies  permit.
Various  exchanges  and  regulatory  authorities   have
undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

     Asset  Coverage for Futures and Options Positions.
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed.
Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

     Stock  Index Options.  Each Fund may (i)  purchase
stock  index options for any purpose, (ii)  sell  stock
index options in order to close out existing positions,
and/or (iii) write covered options on stock indexes for
hedging  purposes.  Stock index options are put options
and  call  options on various stock indexes.   In  most
respects,  they  are  identical to  listed  options  on
common  stocks.  The primary difference  between  stock
options and index options occurs when index options are
exercised.    In  the  case  of  stock   options,   the
underlying   security,  common  stock,  is   delivered.
However,   upon  the  exercise  of  an  index   option,
settlement does not occur by delivery of the securities
comprising the index.  The option holder who  exercises
the  index  option receives an amount of  cash  if  the
closing level of the stock
index upon which the  option
is  based  is greater than, in the case of a  call,  or
less than, in the case of a put, the exercise price  of
the  option.   This  amount of cash  is  equal  to  the
difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

     A  stock  index  fluctuates with  changes  in  the
market values of the stocks included in the index.  For
example, some stock index options are based on a  broad
market index, such as the Standard & Poor's 500 or  the
Value  Line Composite Index or a narrower market index,
such as the Standard & Poor's 100.  Indexes may also be
based  on  an industry or market segment, such  as  the
AMEX  Oil  and  Gas Index or the Computer and  Business
Equipment   Index.   Options  on  stock   indexes   are
currently  traded  on  the  following  exchanges:   the
Chicago  Board of Options Exchange, the New York  Stock
Exchange,  the  American Stock  Exchange,  the  Pacific
Stock Exchange, and the Philadelphia Stock Exchange.

     A  Fund's use of stock index options is subject to
certain  risks.  Successful use by the Funds of options
on  stock indexes will be subject to the ability of the
subadviser to correctly predict movements in the  stock
market.   This requires different skills and techniques
than  predicting  changes in the prices  of  individual
securities.    In   addition,  a  Fund's   ability   to
effectively hedge all or a portion of the securities in
its  portfolio, in anticipation of or during  a  market
decline  through transactions in put options  on  stock
indexes, depends on the degree to which price movements
in  the  underlying  index  correlate  with  the  price
movements  of the securities held by a Fund.   Inasmuch
as   a   Fund's  securities  will  not  duplicate   the
components  of an index, the correlation  will  not  be
perfect.   Consequently, each Fund will bear  the  risk
that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

     The  hours of trading for options may not  conform
to the hours during which the underlying securities are
traded.   To the extent that the options markets  close
before  the  markets  for  the  underlying  securities,
significant price and rate movements can take place  in
the  underlying markets that cannot be reflected in the
options  markets.  The purchase of options is a  highly
specialized   activity   which   involves    investment
techniques  and  risks different from those  associated
with  ordinary portfolio securities transactions.   The
purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

     Certain  Considerations Regarding Options.   There
is  no  assurance that a liquid secondary market on  an
options  exchange will exist for any particular option,
or  at  any  particular time, and for some  options  no
secondary market on an exchange or elsewhere may exist.
If  a  Fund  is  unable to close out a call  option  on
securities  that it has written before  the  option  is
exercised,  the  Fund may be required to  purchase  the
optioned  securities in order to satisfy its obligation
under the option to deliver such securities.  If a Fund
is  unable  to  effect a closing sale transaction  with
respect to options on securities that it has purchased,
it  would  have  to  exercise the option  in  order  to
realize  any  profit and would incur transaction  costs
upon   the   purchase  and  sale  of   the   underlying
securities.

     The  writing and purchasing of options is a highly
specialized   activity   which   involves    investment
techniques  and  risks different from those  associated
with   ordinary   portfolio  securities   transactions.
Imperfect   correlation   between   the   options   and
securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

     Federal Tax Treatment of Options. Certain option transactions have special tax results for the Funds.
Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

     If  a  Fund  writes options other than  "qualified
covered  call options," as defined in Section  1092  of
the Code, or purchases puts, any losses on such options
transactions,  to  the extent they do  not  exceed  the
unrealized   gains  on  the  securities  covering   the
options,   may  be  subject  to  deferral   until   the
securities covering the options have been sold.

     A  "nonequity  option"  includes  an  option  with
respect  to  any  group of stocks or a stock  index  if
there  is  in  effect a designation by the  CFTC  of  a
contract  market for a contract based on such group  of
stocks  or  indexes.   For example,  options  involving
stock indexes such as the Standard & Poor's 500 and 100 indexes would be "nonequity options" within the meaning of Code Section 1256. In the case of transactions involving "nonequity options," the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and

40% short-term capital gain or loss as required by  Section
1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated.

     Futures  Contracts.   The  Funds  may  enter  into
futures contracts (hereinafter referred to as "Futures"
or  "Futures Contracts"), including index and  interest
rate Futures as a hedge against movements in the equity
and bond markets, in order to establish more definitely
the effective return on securities held or intended  to
be   acquired  by  the  Funds  or  for  other  purposes
permissible  under  the CEA.  Each Fund's  hedging  may
include  sales  of  Futures as an  offset  against  the
effect of expected declines in stock or bond prices and
purchases of Futures as an offset against the effect of
expected increases in stock or bond prices.  The  Funds
will  not  enter  into  Futures  Contracts  which   are
prohibited  under  the  CEA and  will,  to  the  extent
required  by  regulatory authorities, enter  only  into
Futures  Contracts that are traded on national  futures
exchanges and are standardized as to maturity date  and
underlying   financial   instrument.    The   principal
interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

     An index Futures Contract is an agreement pursuant
to  which the parties agree to take or make delivery of
an  amount of cash equal to the difference between  the
value of the index at the close of the last trading day
of  the  contract  and the price  at  which  the  index
Futures  Contract was originally written.  An  interest
rate  futures contract provides for the future sale  by
one  party and purchase by another party of a specified
amount  of a specific financial instrument (e.g.,  debt
security)  for a specified price at a designated  date,
time, and place.  Transaction costs are incurred when a
Futures  Contract is bought or sold and margin deposits
must   be  maintained.   A  Futures  Contract  may   be
satisfied by delivery or purchase, as the case may  be,
of  the  instrument or by payment of the change in  the
cash  value  of  the  index.   More  commonly,  Futures
Contracts are closed out prior to delivery by  entering
into  an  offsetting transaction in a matching  Futures
Contract.   Although the value of an index might  be  a
function  of the value of certain specified securities,
no  physical delivery of those securities is made.   If
the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular
Futures Contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the Futures Contract.

     Margin  is  the  amount  of  funds  that  must  be
deposited  by  each  Fund  with  its  custodian  in   a
segregated   account  in  the  name  of   the   futures
commission  merchant  in  order  to  initiate   Futures
trading  and  to maintain the Fund's open positions  in
Futures  Contracts.  A margin deposit  is  intended  to
ensure  the Fund's performance of the Futures Contract.
The  margin required for a particular Futures  Contract
is set by the exchange on which the Futures Contract is
traded  and may be significantly modified from time  to
time  by  the  exchange during the term of the  Futures
Contract.   Futures Contracts are customarily purchased
and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

     If  the  price of an open Futures Contract changes
(by  increase in the case of a sale or by  decrease  in
the case of a purchase) so that the loss on the Futures
Contract reaches a point at which the margin on deposit
does  not satisfy margin requirements, the broker  will
require  an  increase in the margin.  However,  if  the
value  of  a  position increases because  of  favorable
price  changes  in  the Futures Contract  so  that  the
margin  deposit exceeds the required margin, the broker
will  pay  the excess to the Fund.  In computing  daily
net  asset  value, each Fund will mark  to  market  the
current value of its open Futures Contracts.  The Funds
expect   to  earn  interest  income  on  their   margin
deposits.

     Because  of  the  low  margin  deposits  required,
Futures  trading involves an extremely high  degree  of
leverage.  As  a  result,  a  relatively  small   price
movement  in a Futures Contract may result in immediate
and substantial loss, as well as gain, to the investor.
For  example, if at the time of purchase,  10%  of  the
value of the Futures Contract is deposited as margin, a
subsequent  10%  decrease in the value of  the  Futures
Contract  would result in a total loss  of  the  margin
deposit,  before  any  deduction  for  the  transaction
costs,  if  the account were then closed  out.   A  15%
decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures
Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

     Most  United  States Futures exchanges  limit  the
amount  of  fluctuation permitted in  Futures  Contract
prices  during a single trading day.  The  daily  limit
establishes  the maximum amount that  the  price  of  a
Futures  Contract may vary either up or down  from  the
previous day's settlement price at the end of a trading
session.   Once the daily limit has been reached  in  a
particular type of Futures Contract, no trades  may  be
made  on  that day at a price beyond that  limit.   The
daily  limit  governs  only  price  movement  during  a
particular  trading day and therefore  does  not  limit
potential  losses, because the limit  may  prevent  the
liquidation of unfavorable positions.  Futures Contract
prices  have occasionally moved to the daily limit  for
several  consecutive trading days  with  little  or  no
trading,  thereby  preventing  prompt  liquidation   of
Futures positions and subjecting some Futures traders to substantial losses.

     There  can  be  no assurance that a liquid  market
will exist at a time when the Funds seek to close out a
Futures  position.   The Funds  would  continue  to  be
required to meet margin requirements until the position is closed, possibly resulting in a decline in the Funds' net asset value. In addition, many of the contracts are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     A   public  market  exists  in  Futures  Contracts
covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the
Standard & Poor's 100 Index, the NASDAQ 100 Index,  the
Value  Line  Composite Index and  the  New  York  Stock
Exchange Composite Index.

     Options on Futures. The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option.
Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

     The Funds may use options on Futures Contracts  in
connection  with hedging strategies.  Generally,  these
strategies would be employed under the same market  and
market sector conditions in which the Funds use put and
call options on securities or indexes.  The purchase of
put  options on Futures Contracts is analogous  to  the
purchase  of  puts on securities or indexes  so  as  to
hedge  the Funds' securities holdings against the  risk
of  declining  market prices.  The writing  of  a  call
option  or the purchasing of a put option on a  Futures
Contract  constitutes a partial hedge against declining
prices  of  the  securities which are deliverable  upon
exercise of the Futures Contract.  If the futures price
at  expiration of a written call option  is  below  the
exercise price, the Fund will retain the full amount of
the  option  premium  which provides  a  partial  hedge
against  any  decline  that may have  occurred  in  the
Fund's  holdings of securities.  If the  futures  price
when  the  option  is exercised is above  the  exercise
price,  however, the Fund will incur a loss, which  may
be  offset, in whole or in part, by the increase in the
value  of  the  securities held by the Fund  that  were
being  hedged.   Writing a put option or  purchasing  a
call  option on a Futures Contract serves as a  partial
hedge   against  an  increase  in  the  value  of   the
securities the Fund intends to acquire.

     Foreign Currency - Related Derivative Strategies -
Special  Considerations.  The Funds  may  purchase  and
sell  foreign  currency on a spot basis,  and  may  use
currency-related derivative instruments such as options
on  foreign  currencies, futures on foreign currencies,
options  on  futures on foreign currencies and  forward
currency contracts (i.e., an obligation to purchase  or
sell  a  specific currency at a specified future  date,
which may be any fixed number of days from the contract
date agreed upon by the parties, at a price set at  the
time the contract is entered into).  The Funds may  use
these  instruments  for hedging  or  any  other  lawful
purpose   consistent  with  its  investment  objective,
including  transaction  hedging, anticipatory  hedging,
cross hedging, proxy hedging, and position hedging.   A
Fund's  use  of currency-related derivative instruments
will  be  directly  related to the  Fund's  current  or
anticipated  portfolio securities,  and  the  Fund  may
engage  in  transactions in currency-related derivative
instruments as a means to protect against some  or  all
of  the  effects of adverse changes in foreign currency
exchange  rates  on  its  portfolio  investments.    In
general,   if   the  currency  in  which  a   portfolio
investment is denominated appreciates against the  U.S.
dollar, the dollar value of the security will increase.
Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

     For  example,  a  Fund might use  currency-related
derivative instruments to "lock in" a U.S. dollar price
for  a portfolio investment, thereby enabling the  Fund
to  protect  itself against a possible  loss  resulting
from an adverse change in the relationship between  the
U.S. dollar and the subject foreign currency during the
period  between the date the security is  purchased  or
sold and the date on which payment is made or received.
The  Fund  also  might use
currency-related  derivative
instruments  when the Adviser or a subadviser  believes
that one currency may experience a substantial movement
against  another currency, including the  U.S.  dollar,
and  it may use currency-related derivative instruments
to  sell  or  buy  the  amount of  the  former  foreign
currency, approximating the value of some or all of the
Fund's portfolio securities denominated in such foreign
currency.  Alternatively, where appropriate,  the  Fund
may  use  currency-related  derivative  instruments  to
hedge  all  or  part  of its foreign currency  exposure
through  the use of a basket of currencies or  a  proxy
currency  where such currency or currencies act  as  an
effective proxy for other currencies.  The use of  this
basket  hedging  technique may be  more  efficient  and
economical   than   using   separate   currency-related
derivative instruments for each currency exposure  held
by  a  Fund.   Furthermore, currency-related derivative
instruments may be used for short hedges - for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     In  addition,  a  Fund may use a  currency-related
derivative  instrument  to shift  exposure  to  foreign
currency  fluctuations  from  one  foreign  country  to
another foreign country where it's anticipated that the
foreign  currency  exposure purchased  will  appreciate
relative to the U.S. dollar and thus better protect the
Fund  against  the  expected  decline  in  the  foreign
currency  exposure sold.  For example, if a  Fund  owns
securities denominated in a foreign currency and it  is
anticipated  that the currency will decline,  it  might
enter  into  a forward contract to sell an  appropriate
amount  of the first foreign currency, with payment  to
be  made in a second foreign currency that would better
protect  the  Fund  against the decline  in  the  first
security  than  would a U.S. dollar exposure.   Hedging
transactions  that  use  two  foreign  currencies   are
sometimes referred to as "cross hedges."  The effective
use  of  currency-related derivative instruments  by  a
Fund  in  a cross hedge is dependent upon a correlation
between price movements of the two currency instruments
and  the underlying security involved, and the  use  of
two currencies magnifies the risk that movements in the
price  of  one  instrument may  not  correlate  or  may
correlate  unfavorably with the foreign currency  being
hedged.  Such a lack of correlation might occur due  to
factors   unrelated  to  the  value  of  the   currency
instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

     The Funds also might seek to hedge against changes
in  the  value of a particular currency when no hedging
instruments  on  that currency are  available  or  such
hedging  instruments  are more expensive  than  certain
other  hedging instruments.  In such cases, a Fund  may
hedge  against  price  movements in  that  currency  by
entering   into   transactions  using  currency-related
derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The use of currency-related derivative instruments
by  a  Fund involves a number of risks.  The  value  of
currency-related derivative instruments depends on  the
value  of the underlying currency relative to the  U.S.
dollar.     Because   foreign   currency   transactions
occurring   in  the  interbank  market  might   involve
substantially larger amounts than those involved in the
use  of  such derivative instruments, a Fund  could  be
disadvantaged by having to deal in the odd  lot  market
(generally consisting of transactions of less  than  $1
million) for the underlying foreign currencies at prices that are less favorable than for round lots
(generally consisting of transactions of greater than $1 million).

     There  is  no  systematic reporting of  last  sale
information  for foreign currencies or  any  regulatory
requirement  that quotations available through  dealers
or  other market sources be firm or revised on a timely
basis.     Quotation    information    generally     is
representative  of  very  large  transactions  in   the
interbank  market  and thus might not  reflect  odd-lot
transactions where rates might be less favorable.   The
interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

     Settlement  of  transactions  in  currency-related
derivative instruments might be required to take  place
within  the  country  issuing the underlying  currency.
Thus,  a  Fund  might be required  to  accept  or  make
delivery   of   the  underlying  foreign  currency   in
accordance   with  any  U.S.  or  foreign   regulations
regarding   the   maintenance   of   foreign    banking
arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     When a Fund engages in a transaction in a currency-
related  derivative  instrument,  it  relies   on   the
counterparty to make or take delivery of the underlying
currency  at the maturity of the contract or  otherwise
complete the contract.  In other words, a Fund will  be
subject to the risk that a loss may be sustained by the
Fund as a result of the failure of the counterparty  to
comply   with  the  terms  of  the  transaction.    The
counterparty  risk for exchange-traded  instruments  is
generally  less  than for privately-negotiated  or  OTC
currency   instruments,  since  generally  a   clearing
agency,  which  is the issuer or counterparty  to  each
instrument,  provides a guarantee of performance.   For
privately-negotiated instruments, there is  no  similar
clearing agency guarantee.  In all transactions, a Fund
will  bear the risk that the counterparty will default,
and this could result in a loss of the expected benefit
of  the  transaction and possibly other losses  to  the
Fund.   The  Fund  will  enter  into  transactions   in
currency-related  derivative  instruments   only   with
counterparties that are reasonably believed to be capable of performing under the contract.

     Permissible foreign currency options will  include
options  traded primarily in the OTC market.   Although
options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

     When  required by the SEC guidelines, a Fund  will
set  aside  permissible  liquid  assets  in  segregated
accounts  or  otherwise cover its potential obligations
under currency-related derivative instruments.  To  the
extent a Fund's assets are so set aside, they cannot be
sold while the corresponding currency position is open,
unless  they  are replaced with similar assets.   As  a
result, if a large portion of a Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     The  decision to engage in a particular  currency-
related   derivative  instrument   will   reflect   the
portfolio manager's judgment that the transaction  will
provide value to the Fund and its shareholders  and  is
consistent with the Fund's objective and policies.   In
making  such a judgment, the benefits and risks of  the
transaction  will  be weighed in  the  context  of  the
Fund's    entire   portfolio   and   objective.     The
effectiveness  of any transaction in a currency-related
derivative  instrument is dependent  on  a  variety  of
factors,  including  the portfolio manager's  skill  in
analyzing  and predicting currency values  and  upon  a
correlation  between price movements  of  the  currency
instrument and the underlying security.  There might be
imperfect correlation, or even no correlation,  between
price movements of an instrument and price movements of
investments  being hedged.  Such a lack of  correlation
might  occur due to factors unrelated to the  value  of
the  investments being hedged, such as  speculative  or
other   pressures  on  the  markets  in   which   these
instruments are traded.  In addition, a Fund's  use  of
currency-related  derivative  instruments   is   always
subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund.

     A  Fund's  dealing in currency-related  derivative
instruments   will   generally  be   limited   to   the
transactions  described  above.   However,  the   Funds
reserve  the  right to use currency-related  derivative
instruments for different purposes and under  different
circumstances.  It also should be realized that use  of
these   instruments  does  not  eliminate,  or  protect
against,  price  movements in a Fund's securities  that
are  attributable to other (i.e., non-currency related)
causes.   Moreover,  while the use of  currency-related
derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Foreign Investment Companies

     Some  of  the  countries in which  the  Funds  may
invest  may  not  permit direct investment  by  outside
investors.  Investments in such countries may  only  be
permitted  through  foreign  government-approved  or  -
authorized investment vehicles, which may include other
investment companies.  Investing through such  vehicles
may  involve  frequent or layered fees or expenses  and
may  also be subject to limitation under the 1940  Act.
Under the 1940 Act, a Fund may invest up to 10% of  its
assets in shares of investment companies and up  to  5%
of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

     The  Opportunity  Fund, the Growth  Fund  and  the
Emerging  Growth Fund may invest in foreign  securities
by  purchasing depositary receipts, including  American
Depositary  Receipts  ("ADRs") and European  Depositary
Receipts ("EDRs") or other securities convertible  into
securities  or  issuers  based  in  foreign  countries.
These securities may not necessarily be denominated  in
the same currency as the securities into which they may
be converted.  Generally, ADRs, in registered form, are
denominated in U.S. dollars and are designed for use in
the  U.S.  securities markets, while  EDRs,  in  bearer
form,  may be denominated in other currencies  and  are
designed for use in European securities markets.   ADRs
are  receipts typically issued by a U.S. bank or  trust
company   evidencing  ownership   of   the   underlying
securities.

EDRs are European receipts  evidencing  a
similar  arrangement.   For  purposes  of  each  Fund's
investment policies, ADRs and EDRs are deemed  to  have
the  same  classification as the underlying  securities
they  represent.   Thus,  an ADR  or  EDR  representing
ownership of common stock will be treated as common stock.

     ADR   facilities  may  be  established  as  either
"unsponsored" or "sponsored."  While ADRs issued  under
these  two  types  of facilities are in  some  respects
similar,  there are distinctions between them  relating
to  the  rights and obligations of ADR holders and  the
practices  of  market participants.  A  depositary  may
establish an unsponsored facility without participation
by (or even necessarily the acquiescence of) the issuer
of  the  deposited securities, although  typically  the
depositary requests a letter of non-objection from such
issuer  prior  to  the establishment of  the  facility.
Holders  of  unsponsored ADRs generally  bear  all  the
costs  of  such  facilities.   The  depositary  usually
charges  fees  upon the deposit and withdrawal  of  the
deposited securities, the conversion of dividends  into
U.S. dollars, the disposition of non-cash distribution,
and  the performance of other services.  The depositary
of  an  unsponsored  facility frequently  is  under  no
obligation  to  distribute  shareholder  communications
received from the issuer of the deposited securities or
to pass through voting rights to ADR holders in respect
of  the deposited securities.  Sponsored ADR facilities
are created in generally the same manner as unsponsored
facilities,  except that the issuer  of  the  deposited
securities  enters  into a deposit agreement  with  the
depositary.  The deposit agreement sets out the  rights
and  responsibilities of the issuer, the depositary and
the ADR holders.  With sponsored facilities, the issuer
of the deposited securities generally will bear some of
the  costs  relating to the facility (such as  dividend
payment  fees of the depositary), although ADR  holders
continue  to bear certain other costs (such as  deposit
and   withdrawal  fees).   Under  the  terms  of   most
sponsored   arrangements,   depositaries    agree    to
distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Lending of Portfolio Securities

     Each  Fund is authorized to lend up to 33 1/3%  of
its  total  assets  to broker-dealers or  institutional
investors,  but  only when the borrower maintains  with
the Fund's custodian bank collateral either in cash  or
money market instruments in an amount at least equal to
the market value of the securities loaned, plus accrued
interest and dividends, determined on a daily basis and
adjusted  accordingly.   However,  the  Funds  do   not
presently  intend  to  engage  in  such  lending.    In
determining whether to lend securities to a  particular
broker-dealer or institutional investor, the  portfolio
manager  will  consider, and during the period  of  the
loan    will   monitor,   all   relevant   facts    and
circumstances,  including the creditworthiness  of  the
borrower.   The Fund will retain authority to terminate
any  loans  at any time.  The Funds may pay  reasonable
administrative and custodial fees in connection with  a
loan  and  may pay a negotiated portion of the interest
earned on the cash or money market instruments held  as
collateral  to  the  borrower or placing  broker.   The
Funds will receive reasonable interest on the loan or a
flat  fee  from the borrower and amounts equivalent  to
any  dividends, interest or other distributions on  the
securities  loaned.   The  Funds  will  retain   record
ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.

Repurchase Agreements

     The  Funds  may  enter into repurchase  agreements
with   certain  banks  or  non-bank  dealers.    In   a
repurchase  agreement, a Fund buys a  security  at  one
price,  and at the time of sale, the seller  agrees  to
repurchase  the  obligation at a mutually  agreed  upon
time  and  price  (usually  within  seven  days).   The
repurchase  agreement, thereby,  determines  the  yield
during  the  purchaser's  holding  period,  while   the
seller's  obligation to repurchase is  secured  by  the
value  of  the  underlying security. The Adviser  or  a
subadviser will monitor, on an ongoing basis, the value
of  the underlying securities to ensure that the  value
always  equals  or  exceeds the repurchase  price  plus
accrued  interest.  Repurchase agreements could involve
certain  risks in the event of a default or  insolvency
of the other party to the agreement, including possible
delays  or  restrictions upon  the  Fund's  ability  to
dispose  of  the  underlying securities.   Although  no
definitive  creditworthiness  criteria  are  used,  the
portfolio manager reviews the creditworthiness  of  the
banks  and non-bank dealers with which the Fund  enters
into  repurchase  agreements to evaluate  those  risks.
The   Funds  may,  under  certain  circumstances,  deem
repurchase agreements collateralized by U.S. government
securities   to  be  investments  in  U.S.   government
securities.

Directors and Officers

     Under the laws of the State of Maryland, the Board
of Directors of the Company is responsible for managing
the  Company's  business and  affairs.   The  Board  of
Directors also oversees duties required by applicable state and federal law.

     The   directors  and  officers  of  the   Company,
together   with  information  as  to  their   principal
business occupations during the last five years, and other information, are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk.

     *William  D. Forsyth III, Co-President, Treasurer,
     Assistant Secretary and a Director of the Company.

     Mr.  Forsyth, age 35, received his B.S. in Finance
     from  the University of Illinois in 1986  and  his
     M.B.A.  from  the University of Chicago  in  1988.
     Mr. Forsyth has served as Co-President, Treasurer,
     Assistant Secretary and a Director of the  Adviser
     since May 1996.  From July 1993 until the present,
     Mr.  Forsyth  has  also served  as  a  Partner  of
     Frontier  Partners,  Inc., a  consulting/marketing
     firm.   From  April  1987  until  June  1993,  Mr.
     Forsyth  served as a Partner of Brinson  Partners,
     Inc.,  an  investment advisor, and from June  1986
     until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank.
     Mr. Forsyth received his CFA designation in 1991.

     *Thomas J. Holmberg, Jr., Co-President, Secretary,
     Assistant Treasurer and a Director of the Company.

     Mr.  Holmberg,  age  40,  received  his  B.A.   in
     Economics from the College of William and Mary  in
     1980  and  his  M.P.P.M. from Yale  University  in
     1987.   Mr.  Holmberg has served as  Co-President,
     Secretary,  Assistant Treasurer and a Director  of
     the  Adviser since May 1996.  From July 1993 until
     the  present, Mr. Holmberg has also  served  as  a
     Partner    of   Frontier   Partners,    Inc.,    a
     consulting/marketing  firm.   From  February  1989
     until  July 1993, Mr. Holmberg served as a Partner
     of,  and  Account  Manager for, Brinson  Partners,
     Inc., an investment advisor.  From July 1987 until
     January  1989, Mr. Holmberg served as an associate
     in the fixed income sales area of Goldman, Sachs &
     Co.,  and  from  May 1986 until  August  1986,  he
     served  as  a  summer associate in the corporation
     finance  area  of Lehman Brothers.   Mr.  Holmberg
     received his CFA designation in 1991.

     David L. Heald, a Director of the Company.

     Mr.  Heald,  age 55, received his B.A. in  English
     from  Denison University in 1966 and his J.D. from
     Vanderbilt University School of Law in 1969.   Mr.
     Heald   has   been  a  principal   of   Consulting
     Fiduciaries, Inc. ("CFI"), a registered investment
     adviser,  since  August  of  1994.   CFI  provides
     professional,   independent,  fiduciary   decision
     making,   consultation  and  alternative   dispute
     resolution services to ERISA plans, plan  sponsors
     and  investment managers.  Between April 1994  and
     August  1994,  Mr. Heald engaged  in  the  private
     practice  of  law.  From August 1992  until  April
     1994,  Mr. Heald was a managing director  and  the
     chief  administrative  officer  of  Calamos  Asset
     Management, Inc., a registered investment  adviser
     specializing  in  convertible securities,  and  he
     served   as  an  officer  and  director   of   CFS
     Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton &
     Douglas.

     The  address  of Mr. Forsyth and Mr.  Holmberg  is
Frontegra  Asset  Management, Inc., 400  Skokie  Blvd.,
Suite  500,  Northbrook, Illinois 60062.   Mr.  Heald's
address  is  400  Skokie Blvd., Suite 260,  Northbrook,
Illinois 60062.


     As of December 1, 1999, officers and directors of the Company owned 157 shares of common stock of the Total Return Bond Fund (0.01%), 4,863 shares of common stock of the Opportunity Fund (0.98%), 11,194 shares of common stock of the Growth Fund (1.35%) and no shares of common stock of the Emerging Growth Fund. Directors and officers of the Company who are also officers, directors, employees, or shareholders of the Adviser do not receive any remuneration from the Funds for serving as directors or officers.

     The following table provides information relating to compensation paid to directors of the Company for their services as such for the eight month fiscal period ended June 30, 1999(1):


Name               Cash Compensation(2)    Other Compensation     Total

David L. Heald          $6,000                   $ 0              $6,000

All directors as
a group (3 persons)     $6,000                   $ 0              $6,000

______________

(1) Effective June 30, 1999, the fiscal year end of the Company was changed from October 31 to June 30 by unanimous consent of the directors of the Company.


(2) When the Company's assets equal or exceed $100,000,000, the disinterested director will receive $10,000 for that fiscal year. When the Company's assets exceed $500,000,000, the disinterested director will receive $20,000 for that fiscal year. The Board intends to hold four meetings during fiscal 2000. The Funds may have assets exceeding $100,000,000 during such time. The disinterested director may invest his compensation in shares of the Funds.


Principal Shareholders

     As of December 1, 1999, the following persons owned of record or are known by the Company to own of record or beneficially 5% or more of the outstanding shares of each Fund:





Name and Address                     Fund             No. Shares     Percentage

Union Planters Bank, Trustee   Total Return Bond Fund  575,692.547    34.270%
BGO Southern Illinois Hospital
1301 Walnut Street
Post Office Box 1389
Murphysboro, Illinois 62966-1389

Jerry  Branson and             Total Return Bond Fund  394,215.741    23.467%
Paul Hopkins, Trustees
IBEW  Local 461  Pension Fund
1661 Landmark Road
Aurora, Illinois 60506

Walt Loukota and John Negro,   Total Return Bond Fund  370,800.416    22.073%
Trustees
IBEW Local 405
Retirement Savings Fund
150  1st  Avenue,  N.E.,
Suite 375
Cedar Rapids, Iowa 52404

Bankers Trust Company,        Total Return Bond Fund   202,547.552    12.057%
Trustee
F/B/O Culver Educational
Foundation
Mike Bloebaum
MS 7200
648 Grassmere Park Road
Nashville, Tennessee 37211

IBEW Local 117 Pension Fund   Opportunity Fund         189,709.736    38.397%
c/o Ed Otstott OBA Midwest Ltd.
8160 S. Cass Avenue
Darien, Illinois  60561-5013

Culver Educational Foundation Opportunity Fund         136,591.566    27.646%
1300 Academy Road
Post Office Box 156
Culver, Indiana 46511-1234

Board of Trustees             Opportunity Fund          53,365.027    10.801%
UA  Local 125 Retirement
 Savings Fund
Eastern   Iowa    Fringe
 Benefit Funds
c/o Jennifer Sager
205 50th Avenue SW
Cedar Rapids, Iowa 52404-4912

IBEW Local 9 and Line         Opportunity Fund           46,311.148    9.373%
Clearance
Contractors Pension Fund
c/o James Gallery
OBA Midwest Ltd.
8160 S. Cass Avenue
Darien, Illinois  60561-5013

G. Segal, H. Silverstone      Opportunity Fund           40,407.569    8.178%
and B. Schneidewind,
Trustees
Euromarkets Designs Inc.
Profit Sharing Trust
725 Landwehr Road
Northbrook, Illinois 60062-2349

Madison Psychiatric           Growth Fund               337,067.939   40.556%
Association
P/S Plan Balanced
U/A/D Aug. 10 99
5534 Medical Cir.
Madison, Wisconsin 53719-1202

Mitra & Co.                   Growth Fund                89,383.951   10.755%
1000 North Water Street
Milwaukee, Wisconsin 53202-6648

Madison Psychiatric           Growth Fund                60,828.221    7.319%
Association
P/S Equity
U/A/D Aug. 10 99
5534 Medical Cir.
Madison, Wisconsin 53719-1202



     As  of  December  1,  1999,  no  person  owned   a
controlling  interest  (i.e., more  than  25%)  in  the
Company.   However,  Union Planters Bank,  Trustee  for
Southern  Illinois  Hospital,  beneficially   owned   a
controlling  interest in the Total  Return  Bond  Fund,
IBEW  Local 117 Pension Fund and the Culver Educational
Foundation   each  beneficially  owned  a   controlling
interest  in  the  Opportunity  Fund  and  the  Madison
Psychiatric    Association   beneficially    owned    a
controlling interest in the Growth Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company.


Investment Adviser

     Frontegra Asset Management, Inc. (the "Adviser") is the investment adviser to the Funds. Mr. William D.
Forsyth  III and Mr. Thomas J. Holmberg, Jr.  each  own
50% of the Adviser. Mr. Forsyth and Mr. Holmberg are co-presidents of the Company. A brief description of the Funds' investment advisory agreements is set forth in each Prospectus under "Fund Management."


     The advisory agreement between the Adviser and the
Funds is dated October 30, 1996, while the amendment to
add the Growth Fund is dated as of February 1, 1998 and
the  amendment to add the Emerging Growth Fund is dated
as  of  December  31, 1999 (the "Advisory  Agreement").
The Advisory Agreement has an initial term of two years
(with an October 30, 1996, a February 1, 1998 or a December 31, 1999 starting point, as the case may be)
and is required to be approved annually by the Board of Directors of the Company or by vote of a majority of each  of  the Fund's
outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the separate vote of the Company's disinterested director, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement as it relates to the Total Return Bond, Opportunity and Growth Funds was most recently approved by the vote of the Company's disinterested director on August 30, 1999. The Advisory Agreement as it  relates  to  the Total Return Bond and  Opportunity
Funds   was  most  recently  approved  by  the
shareholders   of  the  Total  Return  Bond   and   the
Opportunity Funds on July 28, 1999.  The amendment to
the Advisory Agreement to add the Growth Fund was approved by the disinterested director on December 15,
1997.   The amendment to the Advisory Agreement to  add
the   Emerging   Growth  Fund  was  approved   by   the
disinterested  director  on  November  16,  1999.   The
Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Company, by vote of a majority of each of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.



     Pursuant   to  an  expense  cap  agreement   dated
February  26, 1999, as amended August 2, 1999,  between
the  Adviser and the Total Return Bond, Opportunity and
Growth   Funds,  the  Adviser  agreed  to   waive   its
management  fee and/or reimburse each Fund's  operating
expenses  to  the extent necessary to ensure  that  the
Total  Return Bond Fund's total operating  expenses  do
not  exceed  0.425%  of that Fund's average  daily  net
assets, the Opportunity Fund's total operating expenses
do  not  exceed 0.90% of that Fund's average daily  net
assets  and the Growth Fund's total operating  expenses
do  not  exceed 0.80% of that Fund's average daily  net
assets.   The expense cap agreement will terminate on
December 31, 2000 unless extended by the Adviser and
the Total Return Bond, Opportunity and Growth Funds.
Pursuant  to an expense cap  agreement  dated
December  31, 1999 between the Adviser and the Emerging
Growth  Fund,  the  Advisor has  agreed  to  waive  its
management  fee  and/or reimburse the  Emerging  Growth
Fund's  operating expenses to the extent  necessary  to
ensure  that the Emerging Growth Fund's total operating
expenses  do  not exceed 0.90% of that  Fund's  average
daily  net  assets.   The expense cap agreement will
terminate on December 31, 2000 unless extended by the Adviser and the Emerging Growth Fund.



     Under  the  terms of the Advisory  Agreement,  the
Adviser   supervises  the  management  of  the   Funds'
investments  and  business  affairs,  subject  to   the
supervision  of the Company's Board of  Directors.   At
its  expense, the Adviser provides office space and all
necessary  office facilities, equipment  and  personnel
for  servicing  the  investments  of  the  Funds.    As
compensation  for  its services, the  Opportunity  Fund
pays  to  the  Adviser a monthly advisory  fee  at  the
annual  rate  of 0.65% of the average daily  net  asset
value  of the Fund, the Total Return Bond Fund pays  to
the  Adviser a monthly advisory fee at the annual  rate
of  0.40% of the average daily net asset value  of  the
Fund,  the  Growth Fund pays to the Adviser  a  monthly
advisory fee at the annual rate of 0.80% of the average
daily  net  asset  value of the Fund and  the  Emerging
Growth Fund pays to the Adviser a monthly advisory  fee
at  the  annual rate of 0.90% of the average daily  net
asset  value of the Fund.  For the fiscal period  ended
October  31,  1997, the fiscal year ended  October  31,
1998  and  the fiscal period ended June 30,  1999,  the
Adviser  agreed  to  waive its  management  fee  and/or
reimburse  the operating expenses of the  Total  Return
Bond  Fund  and  the  Opportunity Fund  to  the  extent
necessary  to ensure that the total operating  expenses
of  the Total Return Bond Fund and the Opportunity Fund
did  not exceed 0.50% and 0.90%, respectively,  of  the
Fund's  average  daily  net  assets.   For  the  fiscal
periods  ended October 31, 1998 and June 30, 1999,  the
Adviser  agreed  to  waive its  management  fee  and/or
reimburse the operating expenses of the Growth Fund  to
the extent necessary to ensure that the total operating
expenses of the Growth Fund did not exceed 0.80% of the
Fund's  average  daily  net assets.   The  expense  cap
agreement provides that the Adviser will continue  this
waiver/ reimbursement policy with respect to the  Total
Return   Bond,  Opportunity  and  Growth  Funds   until
December 31, 2000.  For the fiscal period from November
25,  1996  to October 31, 1997, the fiscal  year  ended
October  31,  1998  and the eight month  fiscal  period
ended  June 30, 1999, the Adviser received $0,  $55,268
and   $26,184   from  the  Total  Return   Bond   Fund,
respectively,  for  its  services  under  the  Advisory
Agreement.  For the fiscal period from July 31, 1997 to
October  31,  1997, the fiscal year ended  October  31,
1998  and the eight month fiscal period ended June  30,
1999, the Adviser received $0 from the Opportunity Fund
for  its services under the Advisory Agreement for each
period.   The amounts received by the Adviser for  such
services would have been $73,665, $186,149 and $128,483
for  the  Total  Return  Bond Fund,  respectively,  and
$1,796,  $47,155 and $54,105 for the Opportunity  Fund,
respectively, had the Adviser not waived all or a portion
of its  fees for the fiscal period ended October 31, 1997,
the  fiscal year ended October 31, 1998 and the  fiscal
period ended June 30, 1999.  For the fiscal period from
March  18, 1998 to October 31, 1998 and the eight month
fiscal period ended June 30, 1999, the Adviser received
$0  from  the  Growth Fund for its services  under  the
Advisory  Agreement  for  each  period.   The   amounts
received  by  the  Advisor for such  services  for  the
Growth   Fund  would  have  been  $7,231  and  $18,609,
respectively, had the Adviser not waived all of its fees during the fiscal periods ended October 31, 1998 and June 30, 1999. The organizational expenses of the Total Return Bond Fund and the Opportunity Fund were advanced by the Adviser and will be reimbursed by the Funds over a period of not more than 60 months.
The organizational expenses were approximately $38,000 for the Total Return Bond Fund and $40,000 for the Opportunity Fund.

     The  Advisory  Agreement requires the  Adviser  to
reimburse the Funds in the event that the expenses  and
charges  payable  by  the Funds  in  any  fiscal  year,
including   the  advisory  fee  but  excluding   taxes,
interest, brokerage commissions, and similar fees, exceed those set forth in any statutory or regulatory formula, if any, prescribed by any state in which shares of the Funds are registered. Such excess is determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Funds by reduction of the Adviser's fee, subject to later adjustment, month by month, for the remainder of the Funds' fiscal year.


     The  Adviser  has entered into an  agreement  with
Reams  Asset  Management Company, LLC  ("Reams")  under
which  Reams  serves  as the subadviser  of  the  Total
Return  Bond Fund and the Opportunity Fund and, subject
to  the  Adviser's supervision, manages  the  portfolio
assets   of  the  Total  Return  Bond  Fund   and   the
Opportunity  Fund.  (Reams operated  as  a  corporation
(Reams   Asset  Management  Company,  Inc.)  from   its
founding  in 1981 until March 31, 1994, when it  became
an  Indiana  limited liability company (LLC),  with  no
change  in  principals, employees or  clients.)   Under
this  agreement, and with certain exceptions  described
herein,  Reams  is compensated by the Adviser  for  its
investment  advisory services at  the  annual  rate  of
0.45%  of  the  Opportunity Fund's  average  daily  net
assets  and  0.15%  of  the Total  Return  Bond  Fund's
average  daily  net  assets.   In  recognition  of  the
economies  of scale that will be gained by  such  Funds
and  the  Adviser,  and with the exception  of  defined
contribution or 401(k) investments in such  Funds,  for
initial  investments  of over $15 million  the  Adviser
will  compensate Reams an extra 0.10%  of  the  average
daily   net  assets  of  such  investments.    Frontier
Partners, Inc., an affiliate of the Adviser, acts as  a
third party solicitor on behalf of Reams and has a 2.2%
nonvoting  ownership interest in Reams.   Mr.  Mark  M.
Egan owns units representing a majority of the voting rights of Reams.


     The  Adviser  has also entered into  an  agreement
with    Northern   Capital   Management    Incorporated
("Northern")  under  which  Northern  serves   as   the
subadviser  of  the  Growth Fund and,  subject  to  the
Adviser's   supervision,  manages  the  Growth   Fund's
portfolio  assets.  Under this agreement,  Northern  is
compensated for its investment advisory services at the
annual  rate of (i) 0.25% of the Growth Fund's  average
daily  net  assets  prior to the first  date  when  the
Growth  Fund's  average daily net  assets  exceed  $200
million and (ii) 0.30% of the Growth Fund's average daily net assets on and after the first date when the Fund's average daily net assets exceed $200 million.
Frontier Partners, Inc., an affiliate of the Adviser, acts as a third party solicitor on behalf of Northern.
United Asset Management, an investment adviser holding company, owns 100% of the voting stock of Northern.

     The Adviser has also entered into an agreement with Berents & Hess Capital Management, Inc. ("B&H") under which B&H acts as the subadviser of the Emerging
Growth Fund and, subject to the Adviser's supervision, manages the Emerging Growth Fund's portfolio assets.
Under this agreement, B&H is compensated by the Adviser for its investment advisory services at the annual rate of 0.45% of the Emerging Growth Fund's average daily net assets. Mr. Charles N. Berents, Jr. owns 46% of the voting stock of B&H and Mr. Herbert P. Hess owns
54% of the voting stock of B&H.

Fund Transactions and Brokerage

     Reams,  Northern  and B&H (the "Subadvisers")  are
responsible  for  decisions to buy and sell  securities
for  the  Funds  and for the placement  of  the  Funds'
securities business, the negotiation of the commissions
to  be paid on such transactions and the allocation  of
portfolio   brokerage  and  principal  business.    The
Subadvisers  seek  the  best  execution  at  the   best
security   price   available  with  respect   to   each
transaction,  in  light  of  the  overall  quality   of
brokerage  and  research  services  provided   to   the
Subadvisers or the Funds.  The best price to the  Funds
means  the  best net price without regard  to  the  mix
between purchase or sale price and commission, if  any.
Purchases  may be made from underwriters, dealers  and,
on  occasion, the issuers.  Commissions will be paid on
the  Funds'  futures  and  options  transactions.   The
purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Subadvisers consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.


     The Total Return Bond Fund did not pay any brokerage commissions for the fiscal period ended October 31, 1997, the fiscal year ended October 31,
1998  and  the fiscal period ended June 30, 1999.   The
Opportunity Fund paid $2,996, $27,546 and $25,449 in brokerage commissions for the fiscal period ended October 31, 1997, the fiscal year ended October 31, 1998 and the fiscal period ended
June 30, 1999, respectively. The Growth Fund paid $4,350 and $8,210 in brokerage commissions for the fiscal periods ended October 31, 1998 and June 30, 1999, respectively. The Emerging Growth Fund did not commence operations until the date of this SAI.


     Section  28(e) of the Securities Exchange  Act  of
1934  ("Section 28(e)") permits an investment  adviser,
under certain circumstances, to cause an account to pay
a  broker or dealer who supplies brokerage and research
services  a  commission for effecting a transaction  in
excess  of  the amount of commission another broker  or
dealer   would   have   charged   for   effecting   the
transaction.   Brokerage and research services  include
(a)  furnishing  advice as to the value of  securities,
the  advisability of investing, purchasing  or  selling
securities  and  the  availability  of  securities   or
purchasers  or  sellers of securities;  (b)  furnishing
analyses  and  reports concerning issuers,  industries,
securities,  economic  factors  and  trends,  portfolio
strategy  and  the  performance of  accounts;  and  (c)
effecting   securities  transactions   and   performing
functions   incidental  thereto  (such  as   clearance,
settlement, and custody).

     In  selecting  brokers, the  Subadvisers  consider
investment  and market information and other  research,
such    as   economic,   securities   and   performance
measurement research provided by such brokers  and  the
quality   and   reliability  of   brokerage   services,
including   execution   capability,   performance   and
financial responsibility.  Accordingly, the commissions
charged  by  any  such broker may be greater  than  the
amount  another  firm might charge if  the  Subadvisers
determine  in  good  faith  that  the  amount  of  such
commissions is reasonable in relation to the  value  of
the   research   information  and  brokerage   services
provided  by such broker to the Funds.  The Subadvisers
believe that the research information received in  this
manner   provides   the   Funds   with   benefits    by
supplementing the research otherwise available  to  the
Funds.   The Subadvisory Agreements provide  that  such
higher commissions will not be paid by the Funds unless
(a)  the  Subadvisers determine in good faith that  the
amount  is  reasonable in relation to the  services  in
terms of the particular transaction or in terms of  the
Subadvisers' overall responsibilities with  respect  to
the  accounts  as  to  which they  exercise  investment
discretion; (b) such payment is made in compliance with
the provisions of Section 28(e), other applicable state
and  federal laws, and the Subadvisory Agreements;  and
(c)  in  the  opinion  of  the Subadvisers,  the  total
commissions  paid  by the Funds will be  reasonable  in
relation  to  the benefits to the Funds over  the  long
term.   The investment advisory fees paid by the  Funds
under  the  Advisory Agreement are  not  reduced  as  a
result   of   the  Subadvisers'  receipt  of   research
services.

     The  Subadvisers place portfolio transactions  for
other  advisory  accounts managed by  the  Subadvisers.
Research services furnished by firms through which  the
Funds effect their securities transactions may be  used
by  the  Subadvisers in servicing all of its  accounts;
not all of such services may be used by the Subadvisers
in  connection with the Funds.  The Subadvisers believe
it  is  not possible to measure separately the benefits
from   research  services  to  each  of  the   accounts
(including  the  Funds) managed by them.   Because  the
volume  and  nature  of the trading activities  of  the
accounts are not uniform, the amount of commissions  in
excess of those charged by another broker paid by  each
account for brokerage and research services will  vary.
However,  the  Subadvisers believe such  costs  to  the
Funds  will  not  be disproportionate to  the  benefits
received  by  the  Funds  on a continuing  basis.   The
Subadvisers  seek  to  allocate portfolio  transactions
equitably  whenever concurrent decisions  are  made  to
purchase  or  sell securities by the Funds and  another
advisory account.  In some cases, this procedure  could
have  an  adverse effect on the price or the amount  of
securities  available  to the Funds.   In  making  such
allocations   between  the  Fund  and  other   advisory
accounts,   the   main  factors   considered   by   the
Subadvisers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Custodian


     As custodian of the Funds' assets, Firstar Bank, N.A., 615 E. Michigan Street, Milwaukee, Wisconsin
53202, has custody of all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.


Transfer Agent and Dividend Disbursing Agent


     Firstar Mutual Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of Firstar Bank, N.A., acts as transfer agent
and   dividend-disbursing  agent  for  the  Funds  (the
"Transfer Agent"). The Transfer Agent is compensated based on an annual fee per open account of $14.00, subject to minimum annual fees of $8,000 per Fund until the fund exceeds 150 accounts, at which time the minimum annual fee will increase to $12,000 per Fund. There is a fee of $10,000 per year for each additional fund or class.


Administrator and Fund Accountant

     The  Transfer  Agent also provides  administrative
and  fund accounting services to the Funds pursuant  to
separate Administration and Fund Accounting Agreements.
Under  these Agreements, the Transfer Agent  calculates
the  daily  net asset value of each Fund  and  provides
administrative   services  (which   include   clerical,
compliance  and regulatory services such as filing  all
required  federal  income and excise  tax  returns  and
state  property tax returns, assisting with  regulatory
filings,  preparing financial statements and monitoring
expense  accruals).   For the foregoing  services,  the
Transfer   Agent  receives  from  the  Fund,  effective
September  1, 1999, a fee, computed daily  and  payable
monthly based on each Fund's average net assets at  the
annual  rate  of 0.14 of 1% on the first  $50  million,
0.01  of 1% on the next $450 million and 0.03 of 1%  on
the  average  net  assets in excess  of  $500  million,
subject  to an annual minimum of $48,000, plus  out-of-
pocket  expenses.  For the fiscal period ended  October
31,  1997, the fiscal year ended October 31,  1998  and
the   fiscal  period  ended  June  30,  1999,  Sunstone
Financial  Group, Inc. ("Sunstone"), the  Fund's  prior
administrator, received $74,588, $174,170 and $132,415,
respectively,   under   an  Administration   and   Fund
Accounting Agreement between the Fund and Sunstone.

Shareholder Meetings

     Maryland   law   permits   registered   investment
companies,  such as the Company, to operate without  an
annual   meeting   of  shareholders   under   specified
circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

     The  Company's Bylaws also contain procedures  for
the   removal  of  directors  by  shareholders  of  the
Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Purchase and Pricing of Shares

Purchase of Shares

     Shares of each Fund are sold on a continuous basis
at each Fund's net asset value.  The net asset value of
each  Fund and is determined as of the close of trading
on the New York Stock Exchange ("NYSE") (generally 4:00
p.m., Eastern Time) on each day the NYSE is open.   The
price  at which your purchase will be effected is based
on  the  Fund's  net asset value next determined  after
each  Fund  receives your request in  proper  form.   A
confirmation indicating the details of the  transaction
will  be sent to you promptly.  Shares are credited  to
your   account,  but  certificates  are   not   issued.
However, you will have full shareholder rights.

     The  minimum initial investment required  by  each
Fund  is $100,000.  Subsequent investments may be  made
by mail or wire with a minimum subsequent investment of
$1,000.   Each  Fund reserves the right  to  change  or
waive these minimums at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

Offering Price

     As  set  forth in each Prospectus under "Valuation
of  Fund Shares," each Fund's net asset value per share
is  determined as of the close of trading on  the  NYSE
(generally  4:00 p.m., Eastern Time) on  each  day  the
NYSE  is  open for business.  Each Fund is not required
to  calculate its net asset value on days during  which
that Fund receives no orders to purchase shares and  no
shares are tendered for redemption.  Net asset value is
calculated  by  taking the market value of  the  Fund's
total  assets, including interest or dividends accrued,
but  not  yet  collected,  less  all  liabilities,  and
dividing  by  the  total number of shares  outstanding.
The  result, rounded to the nearest cent,  is  the  net
asset value per share.  In determining net asset value,
expenses  are accrued and applied daily and  securities
and  other  assets  for  which  market  quotations  are
available  are valued at market value. Debt  securities
are   valued   by  a  pricing  service  that   utilizes
electronic  data  processing  techniques  to  determine
values for normal institutional-sized trading units  of
debt securities
without regard to the existence of sale
or bid prices when such values are believed by Reams to
reflect  more accurately the fair market value of  such
securities;  otherwise, actual sale or bid  prices  are
used.   Common stocks and other equity-type  securities
are valued at the last trade price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Other exchange-traded securities (generally foreign securities) will be valued based on market quotations.

Taxation of the Fund

     Each  Fund  intends  to  qualify  annually  as   a
"regulated  investment company" under Subchapter  M  of
the  Code,  and if so qualified will not be liable  for
federal  income  taxes  to  the  extent  earnings   are
distributed  to shareholders on a timely basis.   As  a
result  of  being a regulated investment  company,  net
capital  gain that the Funds distribute to shareholders
will  retain  their original capital gain character  in
the shareholders' individual tax returns.  In the event
a  Fund  fails  to  qualify as a "regulated  investment
company,"  it will be treated as a regular  corporation
for  federal  income  tax purposes.   Accordingly,  the
disqualifying  Fund would be subject to federal  income
taxes  and  any distributions that it makes   would  be
taxable  and  non-deductible by the Fund.   This  would
increase the cost of investing in such Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

     The Funds will distribute to shareholders at least
annually,  any  net  capital  gains  which  have   been
recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year).
Such distributions will be combined with distributions of capital gains and shareholders will be advised of the nature of the payments.

     Each Fund will be treated as a separate entity for federal income tax purposes since the Tax Reform Act of 1986 requires that all portfolios of a series fund be treated as separate taxpayers.

     This   section  is  not  intended  to  be  a  full
discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state or local tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisors.

Performance Information

     The Funds' historical performance or return may be
shown  in  the  form  of  various performance  figures,
including average annual total return, total return and
cumulative   total  return.   The  Funds'   performance
figures  are based upon historical results and are  not
necessarily   representative  of  future   performance.
Factors   affecting  the  Funds'  performance   include
general  market  conditions,  operating  expenses   and
investment management.

Total Return

     Average  annual  total  return  and  total  return
figures   measure   both  the  net  investment   income
generated  by,  and  the effect  of  any  realized  and
unrealized   appreciation  or  depreciation   of,   the
underlying  investments in each Fund over  a  specified
period  of  time,  assuming  the  reinvestment  of  all
dividends  and  distributions.   Average  annual  total
return  figures are annualized and therefore  represent
the average annual percentage change over the specified
period.   Total  return figures are not annualized  and
therefore represent the aggregate percentage or dollar value change over the period.

     The average annual total return of each Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n = ERV

          P     =    a hypothetical initial payment of $1,000.
          T     =    average annual total return.
          n     =    number of years.
          ERV   =    ending redeemable value of a hypothetical $1,000
                     payment made at the beginning of the stated periods at the end of the stated periods.

     Performance for a specific period is calculated by
first  taking  an  investment (assumed  to  be  $1,000)
("initial investment") in a Fund's shares on the  first
day  of the period and computing the "ending value"  of
that  investment at the end of the period.   The  total
return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at the net asset value of the Fund on the reinvestment dates during the period.
Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     Cumulative  total  return  represents  the  simple
change  in value of an investment over a stated  period
and  may  be  quoted as a percentage  or  as  a  dollar
amount.   Total returns may be broken down  into  their
components  of  income and capital  (including  capital
gains   and  changes  in  share  price)  in  order   to
illustrate the relationship between these factors and their contributions to total return.

     The total return for the Total Return Bond Fund, the Opportunity Fund and the Growth Fund for the eight month fiscal period ended June 30, 1999 was 0.32%, 15.49% and 28.58%, respectively. The Emerging Growth
Fund was not available for investment until the date of this SAI.

Yield

     The Total Return Bond Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for the Fund is based on a one month or 30-day period. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                       Yield = 2[(a-b/cd+1)6-1]

     Where: a =  dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d =  the maximum offering price per share on
                 the last day of the period.

     The  30-day yield for the Total Return  Bond  Fund
for  the  period  ended June 30, 1999 was  6.31%.   The
30-day yield for the Total Return Bond Fund after waivers and reimbursements for the period ended June
30, 1999 was 6.59%.


Volatility

     Occasionally statistics may be used to  specify  a
Fund's  volatility or risk.  Measures of volatility  or
risk  are generally used to compare a Fund's net  asset
value  or performance relative to a market index.   One
measure  of volatility is beta.  Beta is the volatility
of  a  fund relative to the total market as represented
by  the  S&P  500.  A beta of more than 1.00  indicates
volatility greater than the market, and a beta of  less
than  1.00  indicates volatility less than the  market.
Another  measure  of  volatility or  risk  is  standard
deviation.   Standard  deviation  is  used  to  measure
variability  of net asset value or total return  around
an  average,  over  a specified period  of  time.   The
premise is that greater volatility connotes greater risk undertaken in achieving performance.

Comparisons

     From  time  to time, in marketing and  other  Fund
literature,  the Funds' performance may be compared  to
the performance of other mutual funds in general or  to
the  performance  of particular types of  mutual  funds
with   similar   investment  goals,   as   tracked   by
independent  organizations.  Among these organizations,
Lipper  Analytical Services, Inc. ("Lipper"), a  widely
used independent research firm which ranks mutual funds
by  overall  performance,  investment
objectives, and assets, may be cited.  Lipper performance
figures are based on changes in net asset value, with all
income and capital gains   dividends  reinvested.   Such
calculations do not include the effect of any sales charges imposed by other funds. The Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Funds' performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent
Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

     Evaluations   of   Fund   performance   made    by
independent  sources may also be used in advertisements
concerning   the  Funds,  including  reprints   of   or
selections from, editorials or articles about the Funds. Sources for Fund performance and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week,
U.S.  News  and World Report, the Wall Street  Journal,
Barron's and a variety of investment newsletters.

     The  Funds may compare their performance to a wide
variety  of indices and measures of inflation including
the  S&P  500,  the  NASDAQ Over-the-Counter  Composite
Index,  the Russell 2500 Index, the Russell 1000 Growth
Index  and the Lehman Aggregate Bond Index.  There  are
differences  and  similarities between the  investments
that  the  Funds  may  purchase  for  their  respective
portfolios  and  the  investments  measured  by   these
indices.

     Investors   may   want  to  compare   the   Funds'
performance to that of certificates of deposit  offered
by    banks    and   other   depositary   institutions.
Certificates  of  deposit may offer fixed  or  variable
interest rates and principal is guaranteed and  may  be
insured.   Withdrawal of the deposits prior to maturity
normally  will be subject to a penalty.  Rates  offered
by  banks and other depositary institutions are subject
to   change  at  any  time  specified  by  the  issuing
institution.   Investors  may  also  want  to   compare
performance of the Funds to that of money market funds.
Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

Independent Auditors

     Ernst  & Young LLP, Sears Tower, 233 South  Wacker
Drive, Chicago, IL 60606-6301, have been selected as the independent auditors for the Funds. Ernst & Young will audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional, accounting auditing, tax and advisory services when engaged to do so by the Funds.

Financial Statements

     The following audited financial statements of the Total Return Bond Fund, the Opportunity Fund and the
Growth Fund are incorporated herein by reference to each Fund's Annual Report to Shareholders as filed with the SEC on August 27, 1999:

Total Return Bond Fund

     (a)     Schedule  of Investments as  of  June  30, 1999.

     (b)     Statement of Assets and Liabilities as  of June 30, 1999.

     (c) Statement of Operations for the period from November 1, 1998 to June 30, 1999.

     (d) Statement of Changes in Net Assets for the period from November 1, 1998 to June 30, 1999 and the year ended October 31, 1998.

     (e) Financial Highlights for the period from November 1, 1998 to June 30, 1999 and the year ended October 31, 1998.

     (f)    Notes to Financial Statements.

     (g)     Report of Independent Auditors dated  July 21, 1999.

Opportunity Fund

     (a)     Schedule of Investments as of June 30, 1999.

     (b)     Statement  of Assets and Liabilities  as  of June 30, 1999.

     (c) Statement of Operations for the period from November 1, 1998 to June 30, 1999.

     (d) Statement of Changes in Net Assets for the period from November 1, 1998 to June 30, 1999 and the year ended October 31, 1998.

     (e) Financial Highlights for the period from November 1, 1998 to June 30, 1999 and the year ended October 31, 1998.

     (f)     Notes to Financial Statements.

     (g)     Report of Independent Auditors dated July 21, 1999.

Growth Fund

     (a)     Schedule of Investments as of June 30, 1999.

     (b)     Statement  of Assets and Liabilities  as  of June 30, 1999.

     (c) Statement of Operations for the period from November 1, 1998 to June 30, 1999.

     (d)     Statement of Changes in Net Assets for the
             period  from November 1, 1998 to June  30,  1999
             and    the   period   from   March   18,    1998
             (commencement  of  operations)  to  October  31, 1998.

     (e) Financial Highlights for the period from November 1, 1998 to June 30, 1999 and the period from March 18, 1998 (commencement of operations) to October 31, 1998.

     (f)     Notes to Financial Statements.

     (g)     Report of Independent Auditors dated July 21, 1999.

                       APPENDIX

                  SHORT-TERM RATINGS

   Standard & Poor's Short-Term Debt Credit Ratings


     A  Standard  & Poor's credit rating is  a  current
opinion  of  the  creditworthiness of an  obligor  with
respect  to a specific financial obligation, a specific
class  of financial obligations or a specific financial
program.     It    takes    into   consideration    the
creditworthiness of guarantors, insurers or other forms
of  credit enhancement on the obligation and takes into
account  the  currency  in  which  the  obligation   is
denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Credit  ratings  are based on current  information
furnished  by  the obligors or obtained by  Standard  &
Poor's   from  other  sources  it  considers  reliable.
Standard  &  Poor's  does  not  perform  an  audit   in
connection with any credit rating and may, on occasion,
rely   on  unaudited  financial  information.    Credit
ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Short-term ratings are generally assigned to those
obligations  considered  short-term  in  the   relevant
market.    In   the  U.S.,  for  example,  that   means
obligations with an original maturity of no  more  than
365   days-including  commercial   paper.    Short-term
ratings  are also used to indicate the creditworthiness
of an obligor with respect to put features on long-term
obligations.  The result is a dual rating, in which the
short-term   rating  addresses  the  put  feature,   in
addition to the usual long-term rating.

     Ratings   are   graded  into  several  categories,
ranging  from `A-1' for the highest quality obligations
to  `D'  for  the  lowest.   These  categories  are  as
follows:

     A-1  A  short-term obligation rated `A-1' is rated
          in the highest category by Standard & Poor's.
          The  obligor's capacity to meet its financial
          commitment  on  the  obligation  is   strong.
          Within this category, certain obligations are
          designated  with  a  plus  sign  (+).    This
          indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2  A   short-term  obligation  rated   `A-2'  is
          somewhat  more  susceptible  to  the  adverse
          effects  of  changes  in  circumstances   and
          economic   conditions  than  obligations   in
          higher   rating  categories.   However,   the
          obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3  A  short-term obligation rated `A-3' exhibits
          adequate   protection  parameters.   However,
          adverse   economic  conditions  or   changing
          circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B    A short-term obligation rated `B' is regarded
          as     having     significant     speculative
          characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C    A   short-term   obligation  rated   `C'   is
          currently  vulnerable to  nonpayment  and  is
          dependent  upon favorable business, financial
          and  economic conditions for the  obligor  to
          meet   its   financial  commitment   on   the
          obligation.

     D    A  short-term  obligation  rated  `D'  is  in
          payment default.  The `D' rating category  is
          used  when payments on an obligation are  not
          made  on  the date due even if the applicable
          grace period has not expired, unless Standard
          &  Poor's believes that such payments will be
          made  during  such  grace  period.   The  `D'
          rating also will be used upon the filing of a
          bankruptcy  petition  or  the  taking  of   a
          similar action if payments on an obligation are jeopardized.

            Moody's Short-Term Debt Ratings

     Moody's  short-term debt ratings are  opinions  of
the  ability of issuers to repay punctually senior debt
obligations.   These  obligations  have   an   original
maturity  not  exceeding  one year,  unless  explicitly
noted.     Moody's    ratings   are    opinions,    not
recommendations to buy or sell, and their accuracy is not guaranteed.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1   Issuers   rated   `Prime-1'  (or   supporting
          institutions)  have  a superior  ability  for
          repayment    of   senior   short-term    debt
          obligations.   Prime-1 repaying ability  will
          often be evidenced by many of the following characteristics:

          * Leading market positions in well-established industries.

          * High rates of return on funds employed.

          * Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          * Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2   Issuers   rated   `Prime-2'  (or   supporting
          institutions)  have  a  strong  ability   for
          repayment    of   senior   short-term    debt
          obligations.  This will normally be evidenced
          by  many of the characteristics cited  above,
          but  to a lesser degree.  Earnings trends and
          coverage  ratios, while sound,  may  be  more
          subject    to    variation.    Capitalization
          characteristics, while still appropriate, may be more affected by external conditions.
          Ample alternate liquidity is maintained.

PRIME-3   Issuers   rated   `Prime-3'  (or   supporting
          institutions) have an acceptable ability  for
          repayment  of  senior short-term obligations.
          The  effect  of industry characteristics  and
          market  compositions may be more  pronounced.
          Variability in earnings and profitability may
          result  in  changes  in  the  level  of  debt
          protection   measurements  and  may   require
          relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated `Not Prime' do not fall within any of the Prime rating categories.

Fitch IBCA International Short-Term Debt Credit Ratings

     Fitch IBCA's international debt credit ratings are
applied  to  the spectrum of corporate, structured  and
public   finance.   They  cover  sovereign   (including
supranational   and  subnational),   financial,   bank,
insurance   and  other  corporate  entities   and   the
securities they issue, as well as municipal  and  other
public   finance   entities,   securities   backed   by
receivables    or    other   financial    assets    and
counterparties.  When applied to an entity, these short-
term  ratings assess its general creditworthiness on  a
senior  basis.   When  applied to specific  issues  and
programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

     International credit ratings assess  the  capacity
to meet foreign currency or local currency commitments.
Both  "foreign  currency" and "local currency"  ratings
are  internationally comparable assessments.  The local
currency  rating  measures the probability  of  payment
within  the  relevant  sovereign state's  currency  and
jurisdiction and therefore, unlike the foreign currency
rating,  does  not take account of the  possibility  of
foreign   exchange  controls  limiting  transfer   into
foreign currency.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F-1  Highest   credit  quality.    Indicates   the
          strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F-3  Fair credit quality.  The capacity for timely
          payment of financial commitments is adequate;
          however,  near  term  adverse  changes  could
          result   in  a  reduction  to  non-investment
          grade.

     B    Speculative.   Minimal  capacity  for  timely
          payment   of   financial  commitments,   plus
          vulnerability to near term adverse changes in financial and economic conditions.

     C    High   default  risk.   Default  is  a   real
          possibility.  Capacity for meeting  financial
          commitments   is   solely  reliant   upon   a
          sustained, favorable business and economic environment.

     D Default. Denotes actual or imminent payment default.

      Duff & Phelps, Inc. Short-Term Debt Ratings

     Duff  &  Phelps  Credit Ratings'  short-term  debt
ratings are consistent with the rating criteria used by
money  market participants.  The ratings apply  to  all
obligations   with  maturities  of  under   one   year,
including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis  is placed on liquidity which is  defined
as  not  only cash from operations, but also access  to
alternative  sources of funds including  trade  credit,
bank  lines  and  the  capital markets.   An  important
consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps Credit
Ratings' short-term debt ratings is the refinement of the traditional `1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of `1+' (one plus) and `1-` (one minus) to assist investors in recognizing those differences.

     These ratings are recognized by the SEC for broker-
dealer  requirements, specifically capital  computation
guidelines.   These  ratings meet Department  of  Labor
ERISA  guidelines governing pension and profit  sharing
investments.   State  regulators  also  recognize   the
ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

Rating Scale:  Definition

          High Grade

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1       Very high certainty of timely payment.
          Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

             Good Grade

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound.
          Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

             Satisfactory Grade

D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade.
          Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

             Non-investment Grade

D-4       Speculative investment characteristics.
          Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

             Default

D-5 Issuer failed to meet scheduled principal and/or interest payments.

                   LONG-TERM RATINGS

    Standard & Poor's Long-Term Debt Credit Ratings

     A  Standard  & Poor's credit rating is  a  current
opinion  of  the  creditworthiness of an  obligor  with
respect  to a specific financial obligation, a specific
class  of financial obligations or a specific financial
program.     It    takes    into   consideration    the
creditworthiness of guarantors, insurers or other forms
of  credit enhancement on the obligation and takes into
account  the  currency  in  which  the  obligation   is
denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Credit  ratings  are based on current  information
furnished  by  the obligors or obtained by  Standard  &
Poor's   from  other  sources  it  considers  reliable.
Standard  &  Poor's  does  not  perform  an  audit   in
connection with any credit rating and may, on occasion,
rely   on  unaudited  financial  information.    Credit
ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Credit  ratings are based, in varying degrees,  on
the  following  considerations:   (1)   likelihood   of
payment-capacity and willingness of the obligor to meet
its financial commitment on an obligation in accordance
with  the terms of the obligation;  (2)  nature of  and
provisions  of  the  obligation;  and  (3)   protection
afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The  rating definitions are expressed in terms  of
default   risk.   As  such,  they  pertain  to   senior
obligations  of  an  entity.   Junior  obligations  are
typically  rated  lower  than  senior  obligations,  to
reflect  the  lower  priority  in  bankruptcy.    (Such
differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA  An  obligation  rated `AAA' has  the  highest
          rating  assigned by Standard &  Poor's.   The
          obligor's capacity to meet its financial commitment on the obligation is EXTREMELY
          STRONG.

     AA   An  obligation  rated `AA' differs  from  the
          highest  rated  obligations  only  in   small
          degree.   The obligor's capacity to meet  its
          financial commitment on the obligation is VERY STRONG.

     A    An  obligation  rated `A'  is  somewhat  more
          susceptible to the adverse effects of changes
          in circumstances and economic conditions than
          obligations   in  higher  rated   categories.
          However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

     BBB  An  obligation rated `BBB' exhibits  ADEQUATE
          protection   parameters.   However,   adverse
          economic conditions or changing circumstances
          are   more  likely  to  lead  to  a  weakened
          capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated `BB', `B', `CCC, `CC',  and  `C'
are   regarded   as   having  significant   speculative
characteristics.  `BB' indicates the  least  degree  of
speculation   and   `C'   the  highest.    While   such
obligations   will   likely  have  some   quality   and
protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated `BB' is LESS VULNERABLE to nonpayment than other speculative issues.
          However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B    An obligation rated `B' is MORE VULNERABLE to
          nonpayment than obligations rated  `BB',  but
          the  obligor  currently has the  capacity  to
          meet   its   financial  commitment   on   the
          obligation.   Adverse business, financial  or
          economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC  An   obligation  rated  `CCC'  is   CURRENTLY
          VULNERABLE  to nonpayment, and  is  dependent
          upon   favorable  business,   financial   and
          economic conditions for the obligor to meet its financial commitment on the obligation.
          In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC   An  obligation rated `CC' is CURRENTLY HIGHLY
          VULNERABLE to nonpayment.

     C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D    An   obligation  rated  `D'  is  in   payment
          default.   The  `D' rating category  is  used
          when  payments on an obligation are not  made
          on  the date due even if the applicable grace
          period  has  not expired, unless  Standard  &
          Poor's  believes that such payments  will  be
          made  during  such  grace  period.   The  `D'
          rating also will be used upon the filing of a
          bankruptcy  petition  or  the  taking  of   a
          similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            Moody's Long-Term Debt Ratings

     Aaa  Bonds which are rated `Aaa' are judged to  be
          of the best quality.  They carry the smallest
          degree  of  investment risk and are generally
          referred   to  as  "gilt  edged."    Interest
          payments  are protected by a large or  by  an
          exceptionally stable margin and principal  is
          secure.    While   the   various   protective
          elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa   Bonds  which are rated `Aa' are judged to  be
          of  high  quality by all standards.  Together
          with  the  Aaa group they comprise  what  are
          generally  known as high-grade  bonds.   They
          are  rated lower than the best bonds  because
          margins of protection may not be as large  as
          in   Aaa   securities   or   fluctuation   of
          protective   elements  may  be   of   greater
          amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

     A    Bonds  which  are  rated  `A'  possess   many
          favorable investment attributes and are to be
          considered as upper-medium-grade obligations.
          Factors  giving  security  to  principal  and
          interest   are   considered   adequate,   but
          elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa  Bonds which are rated `Baa' are considered as
          medium-grade  obligations  (i.e.,  they   are
          neither highly protected nor poorly secured).
          Interest   payments  and  principal  security
          appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba   Bonds which are rated `Ba' are judged to have
          speculative elements; their future cannot  be
          considered   as  well-assured.    Often   the
          protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated `B' generally lack characteristics of the desirable investment.
          Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa  Bonds  which  are  rated `Caa'  are  of  poor
          standing.   Such issues may be in default  or
          there may be present elements of danger with respect to principal or interest.

     Ca   Bonds   which   are  rated   `Ca'   represent
          obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C    Bonds  which  are rated `C'  are  the  lowest
          rated class of bonds, and issues so rated can
          be   regarded   as   having  extremely   poor
          prospects   of   ever  attaining   any   real
          investment standing.

      Moody's applies numerical modifiers 1, 2 and 3 in
each  generic  rating classification from `Aa'  through
`B.'   The  modifier  1 indicates that  the  obligation
ranks in the higher end of its generic rating category;
the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch IBCA International Long-Term Debt Credit Ratings

     Fitch IBCA's international debt credit ratings are
applied  to  the spectrum of corporate, structured  and
public   finance.   They  cover  sovereign   (including
supranational   and  subnational),   financial,   bank,
insurance   and  other  corporate  entities   and   the
securities they issue, as well as municipal  and  other
public   finance   entities,   securities   backed   by
receivables    or    other   financial    assets    and
counterparties.  When applied to an entity, these long-
term  ratings assess its general creditworthiness on  a
senior  basis.   When  applied to specific  issues  and
programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

     International credit ratings assess  the  capacity
to meet foreign currency or local currency commitments.
Both  "foreign  currency" and "local currency"  ratings
are  internationally comparable assessments.  The local
currency  rating  measures the probability  of  payment
within  the  relevant  sovereign state's  currency  and
jurisdiction and therefore, unlike the foreign currency
rating,  does  not take account of the  possibility  of
foreign   exchange  controls  limiting  transfer   into
foreign currency.

                   Investment Grade

     AAA       Highest  credit quality.  `AAA'  ratings
               denote  the lowest expectation of credit
               risk.  They are assigned only in case of
               exceptionally strong capacity for timely
               payment of financial commitments.   This
               capacity  is  highly  unlikely   to   be
               adversely    affected   by   foreseeable
               events.

     AA        Very  high credit quality.  `AA' ratings
               denote  a very low expectation of credit
               risk.    They   indicate   very   strong
               capacity for timely payment of financial
               commitments.   This  capacity   is   not
               significantly vulnerable to foreseeable events.

     A         High credit quality.  `A' ratings denote
               a  low expectation of credit risk.   The
               capacity for timely payment of financial
               commitments is considered strong.   This
               capacity  may,  nevertheless,  be   more
               vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB       Good   credit  quality.   `BBB'  ratings
               indicate that there is currently  a  low
               expectation   of   credit   risk.    The
               capacity for timely payment of financial
               commitments is considered adequate,  but
               adverse changes in circumstances and  in
               economic  conditions are more likely  to
               impair  this  capacity.   This  is   the
               lowest investment grade category.

                   Speculative Grade

     BB        Speculative.  `BB' ratings indicate that
               there  is  a possibility of credit  risk
               developing, particularly as  the  result
               of  adverse  economic change over  time;
               however,     business    or    financial
               alternatives may be available to allow financial commitments to be met.

     B         Highly    speculative.    `B'    ratings
               indicate that significant credit risk is
               present, but a limited margin of  safety
               remains.    Financial  commitments   are
               currently  being met; however,  capacity
               for continued payment is contingent upon
               a   sustained,  favorable  business  and
               economic environment.

CCC, CC, C     High default risk.  Default  is  a
               real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD and D  Default.   Securities  are  not
               meeting  current  obligations  and   are
               extremely speculative.  `DDD' designates
               the  highest  potential for recovery  of
               amounts  outstanding on  any  securities
               involved.   For  U.S.  corporates,   for
               example,    `DD'   indicates    expected
               recovery   of   50%  -   90%   of   such
               outstandings,   and   `D'   the   lowest
               recovery potential, i.e. below 50%.

      Duff & Phelps, Inc. Long-Term Debt Ratings

     These  ratings represent a summary opinion of  the
issuer's   long-term   fundamental   quality.    Rating
determination is based on qualitative and  quantitative
factors  which may vary according to the basic economic
and financial characteristics of each industry and each
issuer.  Important considerations are vulnerability  to
economic  cycles  as  well as  risks  related  to  such
factors  as competition, government action, regulation,
technological   obsolescence,   demand   shifts,   cost
structure  and  management depth  and  expertise.   The
projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form
of   the   security   (e.g.,  first   mortgage   bonds,
subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer and the nature of covenant protection.

     The  Credit Rating Committee formally reviews  all
ratings   once   per  quarter  (more   frequently,   if
necessary).   Ratings of `BBB-` and higher fall  within
the  definition  of  investment  grade  securities,  as
defined  by bank and insurance supervisory authorities.
Structured finance issues, including real estate, asset-
backed  and mortgage-backed financings, use  this  same
rating  scale.   Duff  &  Phelps Credit  Rating  claims
paying  ability ratings of insurance companies use  the
same  scale with minor modification in the definitions.
Thus,  an  investor can compare the credit  quality  of
investment    alternatives   across   industries    and
structural types.  A "Cash Flow Rating" (as  noted  for
specific   ratings)  addresses  the   likelihood   that
aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

Rating Scale   Definition



AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+        High credit quality.  Protection factors are
AA         strong.  Risk is modest but may
AA- vary slightly from time to time because of economic conditions.

A+         Protection factors are average but adequate.
A          However, risk factors are more variable
A-         and greater in periods of  economic stress.


BBB+       Below-average protection factors  but  still
BBB        considered sufficient for prudent investment.
BBB-       Considerable variability in risk during economic cycles.


BB+        Below investment grade but deemed likely  to
BB         meet obligations when due.  Present or prospective
BB- financial protection factors fluctuate according to industry conditions or company fortunes.
           Overall quality may move up or down frequently within this category.


B+         Below  investment grade and possessing  risk
B          that obligations will not be met
B- when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


CCC         Well  below  investment  grade  securities.
            Considerable uncertainty exists as to
            timely payment of principal, interest or preferred dividends.
            Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.


DP          Preferred stock with dividend arrearages.

                        PART C

                   OTHER INFORMATION

Item 23.  Exhibits

          See "Exhibit Index."

Item 24.  Persons Controlled by or under Common Control with Registrant

          Registrant neither controls any person nor is under common control with any other person.

Item 25.  Indemnification

          Article  VI  of Registrant's By-Laws  provides  as follows:

              ARTICLE VI INDEMNIFICATION

               The Corporation shall indemnify (a) its
          Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and
          (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item 26.  Business and Other Connections of Investment Adviser

          None.

Item 27.  Principal Underwriters

          (a)  None

          (b)  None

          (c)  None

Item 28.  Location of Accounts and Records


               All accounts, books or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Frontegra Asset Management, Inc., Registrant's investment adviser, at Registrant's corporate offices, except records held and maintained by Firstar Bank, N.A. and Firstar Mutual Fund Services LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, relating to the former's function as custodian and the latter's function as transfer agent, administrator and fund accountant.


Item 29.  Management Services

               All   management-related  service   contracts
          entered into by Registrant are discussed in  Parts
          A and B of this Registration Statement.

Item 30.  Undertakings.

               Registrant undertakes to furnish each person to whom a prospectus or statement of additional information is delivered with a copy of the Registrant's latest semi-annual or annual report to shareholders, without charge.

                      SIGNATURES


     Pursuant to the requirements of the Securities Act
of  1933  and the Investment Company Act of  1940,  the
Registrant   certifies  that  it  meets  all   of   the
requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to the Registration
Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 14th day of December, 1999.


                              FRONTEGRA FUNDS, INC. (Registrant)


                              By:  /s/ William D. Forsyth III
                                   ----------------------------
                                   William D. Forsyth III
                                   Co-President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the
Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.


     Name                      Title                           Date


/s/ William D. Forsyth III     Co-President and a Director    December 14, 1999
---------------------------
William D. Forsyth III


/s/ Thomas J. Holmberg, Jr.    Co-President  and a Director   December 14, 1999
---------------------------
Thomas J. Holmberg, Jr.


/s/ David L. Heald             Director                       December 14, 1999
--------------------------
David L. Heald

                     EXHIBIT INDEX

Exhibit No.    Exhibit

 (a.1)     Registrant's Articles of Incorporation(1)

 (a.2)     Articles Supplementary to the Registrant's
           Articles of Incorporation dated January 14, 1998(3)


 (a.3)     Articles Supplementary to the Registrant's
           Articles of Incorporation dated November 16, 1999


 (b)       Registrant's By-Laws(1)

 (c)       None

 (d.1)     Investment Advisory Agreement dated October 30, 1996(2)

 (d.2) Exhibit C dated as of February 1, 1998 to the Investment Advisory Agreement(3)
 (d.3) Exhibit D dated as of December 31, 1999 to the Investment Advisory Agreement


 (d.4)      Subadvisory Agreement between Frontegra and
            Reams dated August 2, 1999


 (d.5)      Subadvisory Agreement between Frontegra and
            Northern dated as of January 30, 1998(3)

 (d.6)      Subadvisory Agreement between Frontegra and
            B&H dated as of December 31, 1999

 (d.7)      Expense Cap/Reimbursement Agreement between
            Frontegra and Frontegra Funds, Inc. dated as of February 26, 1999, as amended August 2, 1999


 (d.8)      Amendment   to  Expense  Cap/Reimbursement
            Agreement between Frontegra and Frontegra Funds, Inc. dated as of December 31, 1999
 (d.9)      Expense Cap/Reimbursement Agreement between
            Frontegra and the Frontegra Emerging Growth Fund dated as of December 31, 1999


 (e)        None

 (f)        None

 (g.1)      Custodian Servicing Agreement

 (h.1)      Transfer Agent Servicing Agreement

 (h.2)      Fund Administration Servicing Agreement

 (h.3)      Fund Accounting Servicing Agreement

 (i.1)      Opinion and Consent of Godfrey & Kahn, S.C.
            dated October 10, 1996(2)

 (i.2)      Opinion and Consent of Godfrey & Kahn, S.C.
            dated January 27, 1998(3)


 (i.3)      Opinion and Consent of Godfrey & Kahn, S.C.
            dated December 15, 1999


 (j)        Consent of Ernst & Young LLP

 (k)        None

 (l)        Initial Subscription Agreements(2)

 (m)        None

 (n)        None


 (o)        Reserved

 (p)        Code of Ethics (4)

_____________________
(1) Incorporated by reference to Registrant's
    Form N-1A as filed with the Commission on July 2, 1996.
(2) Incorporated by reference to Registrant's Form
    N-1A as filed with the Commission on October 11, 1996.
(3) Incorporated by reference to Registrant's Form
    N-1A as filed with the Commission on January 28, 1998.

(4) To be filed in the next Post-Effective
    Amendment filed by the Registrant after March 1, 2000.